Prepared by, recording requested by,
and after recording return to:
Sean Gillen, Esq.
Kutak Rock LLP
The Omaha Building
1650 Farnam Street
Omaha, NE  68102

______________________________________________________________________________________________________

COMMERCIAL DEED OF TRUST, SECURITY AGREEMENT, ASSIGNMENT
OF LEASES AND RENTS AND FIXTURE FILING

GRANTOR:	GOLFVIEW HOLDINGS LLC, a Nevada limited liability company

TRUSTEE:	FIDELITY NATIONAL TITLE INSURANCE COMPANY, a California corporation

BENEFICIARY:	RBS ASSET FINANCE, INC., a New York corporation

PROPERTY:	1106 Golfview Drive, Richmond, TX 77469
Dated: February 17, 2012

NOTICE: THE DEBT SECURED HEREBY IS SUBJECT TO CALL IN FULL OR THE TERMS THEREOF BEING MODIFIED IN THE EVENT OF SALE OR CONVEYANCE OF THE PROPERTY HEREIN CONVEYED.

NOTICE OF CONFIDENTIALITY RIGHTS: IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OF THE FOLLOWING INFORMATION FROM THIS INSTRUMENT BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS: YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER'S LICENSE NUMBER.

THIS DEED OF TRUST, TOGETHER WITH THE NOTE AND OTHER LOAN DOCUMENTS AS THAT TERM IS DEFINED HEREIN, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN IN THE EVENT OF ANY CONFLICT BETWEEN THE TERMS OF THIS DEED OF TRUST AND CHAPTER 51 OF THE TEXAS PROPERTY CODE, THE TERMS OF CHAPTER 51 OF THE TEXAS PROPERTY CODE SHALL CONTROL.

THIS COMMERCIAL DEED OF TRUST, SECURITY AGREEMENT, ASSIGNMENT OF LEASES AND RENTS AND FIXTURE FILING, dated as of February 17, 2012 (this “Instrument”), made by the trustor, GOLFVIEW HOLDINGS LLC, a Nevada limited liability company (together with its successors and assigns, “Borrower”), with Federal Tax Identification Number 71‑1009793 and Organizational Identification Number NVE0530942006‑3, having an address at 1106 Golfview Drive, Richmond, TX  77469, in favor of FIDELITY NATIONAL TITLE INSURANCE COMPANY, a California corporation (together with its successors and assigns, “Trustee”), whose address is 1300 Dove Street, Suite 310, Newport Beach, CA  92660, for the benefit of the Beneficiary, RBS ASSET FINANCE, INC., a New York corporation (together with its successors and assigns, “Lender”), having an address at 71 S. Wacker Drive, Suite 2800, Chicago, IL  60606.

W I T N E S S E T H  T H A T:
WHEREAS, Borrower is on the date of delivery hereof the holder of a fee simple estate in the parcel or parcels of land described in Schedule 1 hereto (the “Land”) and of the Improvements (as defined below); and
WHEREAS, Lender has made a loan (the “Loan”) to Borrower and Trousdale Health Holdings LLC evidenced by that certain Note as more particularly described below; and
WHEREAS, this Instrument is given by Borrower to secure: (a) the Note dated as of the date hereof (the “Note”) executed by Borrower and Trousdale Health Holdings LLC in the original principal amount of $21,525,000 and with a scheduled maturity date of March 1, 2019, together with any renewals, extensions or modifications thereof; (b) the payment and performance of all obligations of Borrower owed to Lender under the Loan Documents (as defined below), whether now existing or hereafter arising, including, without limitation, any renewal, extension or modification thereof and all future advances and readvances that may subsequently be made to Borrower by Lender under the Loan Documents (collectively, the “Obligations”); (c) the payment and performance of all obligations under any other document or instrument that recites that it is secured hereby, whether now existing or hereafter arising, including, without limitation, any renewal, extension or modification thereof; and (d) the payment and performance of all obligations of Borrower or Guarantor owed to Lender, whether now existing or hereafter arising ((a) through (d) are referred to herein as the “Secured Obligations”); and
WHEREAS, as a condition precedent to Lender making the Loan, Borrower is required to execute and deliver this Instrument for the benefit of Lender to secure the payment and performance of the Secured Obligations; and
WHEREAS, Borrower has duly authorized the execution, delivery and performance of this Instrument.
G R A N T:
NOW, THEREFORE, for and in consideration of the premises, and of the mutual covenants herein contained, and in order to induce Lender to make the Loan to Borrower, and in order to secure the full, timely and proper payment and performance of and compliance with each and every one of the Secured Obligations, Borrower hereby irrevocably grants, bargains, sells, mortgages, warrants, aliens, demises, releases, hypothecates, pledges, assigns, transfers, conveys and grants a security interest in and to Trustee, in trust, WITH THE POWER OF SALE, all of Borrower's estate, right, title and interest, if any, now or hereafter arising, in and to the following (collectively, the “Collateral”):
(a)    Premises. The Land, together with all tenements, rights, easements, hereditaments, rights of way, privileges, liberties, appendages and appurtenances now or hereafter belonging or in anywise pertaining to the Land (including, without limitation, all rights relating to storm and sanitary sewer, water, gas, electric, railway and telephone services); all development rights, air rights, riparian rights, water, water rights, water stock, all rights in, to and with respect to any and all oil, gas, coal, minerals and other substances of any kind or character underlying or relating to the Land and any interest therein; any street, road, highway or alley, vacated or other, adjoining the Land or any part thereof; all strips and gores belonging, adjacent or pertaining to the Land; and any after‑acquired title to any of the foregoing (collectively, the “Premises”);
(b)    Improvements. All buildings, structures and other improvements and any additions and alterations thereto or replacements thereof, now or hereafter built, constructed or located upon the Premises; and all furnishings, fixtures, fittings, appliances, apparatus, equipment, machinery, building and construction materials and other articles of property of every kind and nature whatsoever, now or hereafter affixed or attached to, erected on or used in connection with the operation of the Premises or such buildings, structures and other improvements, including, without limitation, all partitions, furnaces, boilers, oil burners, radiators and piping, plumbing and bathroom fixtures, refrigeration, heating, ventilating, air conditioning and sprinkler systems, other fire prevention and extinguishing apparatus and materials, vacuum cleaning systems, gas and electric fixtures, incinerators, compactors, elevators, engines, motors, generators and all other articles of property that are considered fixtures under applicable law (collectively together with all additions and accessions thereto and all replacements and substitutions thereof, the “Improvements”; the Premises and the Improvements are collectively referred to herein as the “Property”);
(c)    Leases. All leases, licenses, occupancy agreements, concessions and other arrangements, oral or written, now existing or hereafter entered into (including, without limitation, the leases listed on Schedule 3 hereto), whereby any person agrees to pay money or any other consideration for the use, possession or occupancy of, or any estate in, the Property or any portion thereof or interest therein (collectively, the “Leases”);

(d)    Permits and Approvals. To the extent assignable under applicable law, all permits, franchises, licenses, approvals and other authorizations respecting the use, occupation or operation of the Property or any part thereof and respecting any business or other activity conducted on or from the Property, and any product or proceed thereof or therefrom, including, without limitation, all building permits, certificates of occupancy and other licenses, permits and approvals issued by governmental authorities having jurisdiction;
(e)    Rents. All rents, issues, profits, royalties, avails, income, proceeds and other benefits derived or owned, directly or indirectly, by Borrower from the Collateral, including, without limitation, all rents and other consideration payable by Tenants, claims against guarantors, any guaranties with respect to any Tenant's obligations under any Lease and any cash or other securities deposited to secure performance by Tenants, under the Leases (collectively, “Rents”);
(f)    Plans. To the extent assignable under applicable law, all plans, specifications, contracts and agreements relating to the design or construction of the Improvements, any payment, performance, or other bond provided in connection with the design or construction of the Improvements, all contracts, agreements and purchase orders with contractors, subcontractors, suppliers and materialmen incidental to the design or construction of the Improvements, all other contracts and agreements pertaining to or affecting the Property, including, without limitation, all options or contracts to acquire other property for use in connection with operation or development of the Property and management contracts, service or supply contracts with respect to the Property;
(g)    Trademarks and Trade Names. All trademarks, trade names, symbols, assumed names, and other rights and interest in and to the name and marks used by Borrower in connection with the Property, together with the goodwill associated therewith;
(h)    Deposits. Any moneys on deposit with or for the benefit of Lender in connection with any of the Collateral, including deposits for the payment of real estate taxes, public assessments and repairs;
(i)    Claims. All claims, demands, judgments, insurance proceeds, awards of damages and settlements hereafter made resulting from the taking of the Property or any portion thereof under the power of eminent domain, or for any damage (whether caused by such taking, by casualty or otherwise) to the Property or any portion thereof;
(j)    Other Rights. All other property and rights of Borrower relating to any of the foregoing; and
(k)    Addition; Replacements; Proceeds. All additions, accessions, replacements, substitutions, proceeds and products of the property, tangible and intangible, described herein.
AND, without limiting any of the other provisions of this Instrument, Borrower expressly grants to Lender, as secured party, a security interest in all of those portions of the Collateral that are or may be subject to the UCC provisions applicable to secured transactions; and
TO HAVE AND TO HOLD the Collateral unto Trustee for the benefit of Lender.
PROVIDED, HOWEVER, that nothing contained herein shall create an obligation on the part of Lender to make future advances or readvances to Borrower; and
PROVIDED, FURTHER, that the total amount of the Secured Obligations and advances at any one time secured hereby shall in no event exceed $21,525,000, plus interest thereon and all charges and expenses of collection incurred by Lender, including court costs and attorneys' fees and expenses and advancements for taxes, insurance premiums, public assessments and repairs, if any; and
FURTHER to secure the full, timely and proper payment and performance of the Secured Obligations, Borrower hereby covenants and agrees with and warrants to Trustee for the benefit of Lender as follows:
ARTICLE I

DEFINITIONS

The following terms shall have the following meanings for all purposes of this Instrument, and capitalized terms used herein but not defined herein shall have the meanings ascribed to such terms in the Note:

“Business Day” means any day on which Lender is open for business and is neither a Saturday nor Sunday nor a legal holiday on which banks are authorized or required to be closed in New York, New York or Chicago, Illinois.
“Change of Control” means a change in control of Borrower or Guarantor, including, without limitation, a change in control resulting from direct or indirect transfers of voting stock or partnership, membership or other ownership interests, whether in one or a series of transactions. “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of Borrower or Guarantor, and a Change of Control shall occur if any of the following occurs: (a) any person or group (as such term is used in Section 13(d)(3) of the Exchange Act) acquires, after the date of this Instrument, the beneficial ownership directly or indirectly, of 50% or more of the voting power of the total outstanding stock or other ownership interests of Borrower or Guarantor or (b) Guarantor ceases to own 100% of the outstanding membership interests of Borrower.
“Default” means any Event of Default or any condition, occurrence or event that, after notice or lapse of time or both, would constitute an Event of Default.
“Environmental Indemnity Agreement” means the Environmental Indemnity Agreement dated as of the date hereof executed by Borrower for the benefit of Lender, and any amendment or supplement thereto.
“Environmental Laws” means (i) all Federal Toxic Waste Laws, (ii) all local, State or foreign laws, statutes, regulations, or ordinances analogous to any of the Federal Toxic Waste Laws and (iii) all other federal, State or local laws (including any common law, consent decrees and administrative orders), statutes, regulations or ordinances regulating, permitting, prohibiting or otherwise restricting the placement, discharge, release, generation, treatment or disposal upon or into any environmental media of any substance, pollutant, contaminant or waste that is now or hereafter classified or considered to be hazardous or toxic; “Environmental Laws” shall also include any and all amendments to any of (i), (ii) or (iii).
“Event of Default” has the meaning set forth in Section 4.01.
“Federal Toxic Waste Laws” means any federal law or implementing regulation regulating any substance, matter, material, waste, contaminant or pollutant, the generation, storage, disposal, handling, release, treatment, discharge or emission of which is regulated, prohibited or limited, including, without limitation: (i) the Resource Conservation and Recovery Act, as amended by the Hazardous and Solid Waste Amendments of 1984, as now or hereafter amended (42 U.S.C. Section 6901 et seq.), (ii) the Comprehensive Environmental Response, Compensation and Liability Act, as amended by the Superfund Amendments and Reauthorization Act of 1986, as now or hereafter amended (42 U.S.C. Section 9601 et seq.), (iii) the Clean Water Act, as now or hereafter amended (33 U.S.C. Section 1251 et seq.), (iv) the Toxic Substances and Control Act, as now or hereafter amended (15 U.S.C. Section 2601 et seq.) and (v) the Clean Air Act, as now or hereafter amended (42 U.S.C. Section 7401 et seq.).
“GAAP” means generally accepted accounting principles in the United States applied on a consistent basis.
“Guarantor” means The Ensign Group, Inc., a Delaware corporation.
“Guaranty” means the Guaranty of even date herewith executed by Guarantor for the benefit of Lender, pursuant to which, among other things, Guarantor has guaranteed the payment and performance obligations of Borrower under the Loan Documents.
“Hazardous Material” means (a) any “hazardous substance” as defined by Environmental Laws, (b) any hazardous waste” as defined by Environmental Laws, (c) any petroleum product including, without limitation, waste oil, used oil or wastewater containing petroleum product, (d) any asbestos or material containing asbestos and (e) any pollutant or contaminant or hazardous, dangerous or toxic chemical, material or substance within the meaning of any Environmental Law relating to or imposing liability or standards of conduct.
“Impositions” has the meaning set forth in Section 2.04.
“Indemnified Liabilities” has the meaning set forth in Section 2.12.
“Indemnified Parties” has the meaning set forth in Section 2.12.
“Loan Documents” means, collectively, this Instrument, the Note and each other instrument or document executed or delivered pursuant to or in connection with this Instrument and the other Loan Documents, including, without limitation, any instrument or agreement given to evidence or further secure the Obligations.

“Material Adverse Effect” means a material adverse effect on (a) the business, assets, operations, properties or financial condition of Borrower or Guarantor, (b) the ability of Borrower to perform or pay its Obligations or any material indebtedness in accordance with the terms thereof, (c) the ability of Guarantor to perform its obligations under the Guaranty, (d) Lender's Lien on the Collateral or the priority of such Lien or (e) the validity or enforceability of any Loan Document or the rights and remedies available to Lender under any Loan Document.
“Permitted Exceptions” means the exceptions set forth in Schedule 2 hereto.
“Property” has the meaning set forth in the granting clause.
“Premises” has the meaning set forth in the granting clause.
“Release” means a “release” or “threatened release” as such terms are defined in Environmental Laws of a Hazardous Material.
“Rents” has the meaning set forth in the granting clause.
“State” means the State of Texas.
“Taking” has the meaning set forth in Section 3.02.
“Tenant” means any tenant of the Property, and its successors and assigns.
“UCC” means the Uniform Commercial Code as enacted in the State.
ARTICLE II

COVENANTS AND AGREEMENTS OF BORROWER

Section 2.01. Payment and Performance of Obligations. Borrower agrees that it will duly and punctually pay and perform or cause to be paid and performed each of the Secured Obligations at the time and in accordance with the terms specified in the Loan Documents.

Section 2.02. Title to Collateral. Borrower represents and warrants to Lender that:

(a)as of the date hereof and at all times hereafter while this Instrument is outstanding, Borrower is and shall be the sole, absolute owner and holder of the fee simple estate in the Property and the absolute owner of the legal and beneficial title to all other property included in the Collateral, subject in each case only to this Instrument and Permitted Exceptions;

(b)Borrower has good and lawful right, power and authority to execute this Instrument and to convey, transfer, assign, mortgage and grant a security interest in the Collateral, all as provided herein;

(c)this Instrument has been duly executed, acknowledged and delivered on behalf of Borrower, all consents and other actions required to be taken by the officers, directors, shareholders, managers and partners, as the case may be, of Borrower have been duly and fully given and performed and this Instrument constitutes the legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms; and

(d)Borrower, at its expense, will and hereby does warrant and defend to Lender and any purchaser under the power of sale herein or at any foreclosure sale such title to the Collateral (as described in subsection (a) of this Section) and the first mortgage lien and first priority perfected security interest of this Instrument thereon and therein against all claims and demands and will maintain, preserve and protect such Lien (as defined below) and will keep this Instrument a valid, first mortgage lien of record on and a first priority perfected security interest in the Collateral, subject only to the Permitted Exceptions.

(e)Borrower has duly paid in full all fees, premiums and other charges due in connection with (i) the recording of this Instrument and the issuance of a loan policy or policies of title insurance in form and amount satisfactory to Lender naming Lender as the insured, insuring the title to and the first lien of this Instrument on the Property with endorsements reasonably requested by Lender and (ii) a survey of the Property in form and substance acceptable to Lender and title insurer.

Section 2.03. Title Insurance. All proceeds received by and payable to Lender for any loss under any loan policy or policies of title insurance delivered to Lender shall be the property of Lender and shall be applied by Lender in accordance with the provisions of Section 3.03 or 3.04, as applicable.

Section 2.04. Impositions. Borrower will pay or cause to be paid all taxes, insurance premiums, assessments, water and sewer rates, ground rents, fees and other charges (collectively, the “Impositions”) that at any time may be assessed, levied, confirmed or imposed or that may become a Lien upon the Collateral, or any portion thereof, or that are payable with respect thereto, prior to delinquency, before any fine, penalty or interest may be added for non‑payment and before the commencement of any action to foreclose any Lien against all or any portion of the Collateral with respect thereto. Borrower will deliver to Lender, upon request, copies of official receipts or other satisfactory proof evidencing such payments. Borrower shall not be entitled to any credit against the Secured Obligations by reason of the payment of any Imposition.

Upon the occurrence of an Event of Default (hereinafter defined), and at Lender's sole option at any time thereafter, Borrower shall pay in addition to each monthly payment under the Note, one-twelfth of the Impositions payable during each year (as estimated by Lender in its sole discretion), to be held by Lender without interest to Borrower, for the payment of such obligations. If the amount of such additional payments held by Lender (the “Funds”) at the time of the annual accounting thereof shall exceed the amount deemed necessary by Lender to provide for the payment of Impositions as they fall due, such excess shall be at Borrower's option, either repaid to Borrower or credited to Borrower on the next monthly installment or installments of Funds due. If at any time the amount of the Funds held by Lender shall be less than the amount deemed necessary by Lender to pay Impositions as they fall due, Borrower shall pay to Lender any amount necessary to make up the deficiency within 30 days after notice from Lender to Borrower requesting payment thereof. Lender may apply, in any amount and in any order as Lender shall determine in Lender's sole discretion, any Funds held by Lender at the time of application (i) to pay Impositions which are now or will hereafter become due or (ii) as a credit against the Secured Obligations. Upon payment in full of the Secured Obligations, Lender shall refund to Borrower any Funds held by Lender.
Section 2.05. Liens. Borrower will not directly or indirectly create or permit or suffer to be created or to remain, and will promptly discharge or cause to be discharged, any deed of trust, mortgage, encumbrance or charge on, pledge of, security interest in or conditional sale or other title retention agreement with respect to or any other lien on or in the Collateral or any part thereof or the interest of Borrower or Lender therein (herein, “Liens”), or any proceeds or Rents or other sums arising therefrom other than Permitted Exceptions.

Section 2.06. Compliance with Instruments. Borrower, at its expense, will promptly comply with all rights of way or use, privileges, franchises, servitudes, licenses, easements, tenements, hereditaments and appurtenances forming a part of the Collateral and all instruments creating or evidencing the same, in each case, to the extent compliance therewith is required of Borrower under the terms thereof. Borrower will not terminate, forfeit or materially amend rights afforded to Borrower under any such instruments, without the prior written consent of Lender.

Section 2.07. Maintenance and Repair. Subject to ordinary wear and tear, Borrower will keep or cause to be kept all presently and subsequently erected or acquired Improvements and the sidewalks, curbs, vaults and vault space, if any, located on or adjoining the same, and the streets and the ways adjoining the same, in good and substantial order and repair and in such a fashion that the value and utility of the Collateral will not be materially diminished, and, at its sole cost and expense, will promptly make or cause to be made all necessary and appropriate repairs, replacements and renewals thereof, whether interior or exterior, structural or nonstructural, ordinary or extraordinary, foreseen or unforeseen, so that its business carried on in connection therewith may be properly conducted at all times. All repairs, replacements and renewals shall be equal or greater in quality and class to the original Improvements. Borrower, at its expense, will do or cause to be done all shoring of foundations and walls of any building or other Improvements on the Premises and (to the extent permitted by law) of the ground adjacent thereto, and every other act necessary or appropriate for the preservation and safety of the Property by reason of or in connection with any excavation or other building operation upon the Premises and upon any adjoining property, whether or not Borrower shall be required to take such action or be liable for failure to do so.

Section 2.08. Alterations, Additions. Borrower shall not make or cause to be made any alterations of and additions to the Property or any part thereof without prior written consent of Lender, which consent shall not be unreasonably withheld; provided, however, that Borrower may make (a) nonstructural additions to the Property costing less than $1,000,000 per year without Lender's consent so long as such additions do not diminish the value of the Property and (b) and the additions described on Schedule 4 attached hereto. If Lender consents to any alterations or additions to the Property, such alterations or additions shall be made at Borrower's sole expense by a licensed contractor and according to the plans and specifications approved by Lender and subject to any other conditions required by Lender. Any work commenced on the Property shall be diligently completed, shall be of good workmanship and materials and shall comply with the terms of this Instrument. Upon the completion of any alterations or additions, Borrower shall promptly provide Lender with (i) evidence of full payment to all laborers, materialmen contributing to the alterations or additions, (ii) an architect's certificate certifying the alterations conform to the plans and specification approved by Lender, (iii) a certificate of occupancy (if such alterations or additions require the issuance thereof) and (iv) any other documents or information reasonably requested by Lender.

Section 2.09. Acquired Property Subject to Lien. All right, title and interest of Borrower in and to all alterations, improvements, substitutions, restorations and replacements of, and all additions and appurtenances to, the Property hereafter acquired by Borrower, whether such property is acquired by exchange, purchase, construction or otherwise, shall forthwith become subject to the Lien of this Instrument without further action on the part of Borrower or Lender. Upon the request of Lender, Borrower, at its expense, will execute and deliver (and will record and file as provided herein) an instrument or document supplemental to this Instrument satisfactory in substance and form to Lender, whenever such an instrument or document is necessary under applicable law to subject to the Lien of this Instrument all right, title and interest of Borrower in and to all property provided or required by this Instrument to be subject to the Lien hereof.

Section 2.10. Assignment of Rents and Leases.

(a)    The assignment, grant and conveyance of the Leases, Rents and all other rents, income, proceeds and benefits of the Collateral contained in the granting clause of this Instrument shall constitute an absolute, present and irrevocable assignment, grant and conveyance, provided that, until an Event of Default has occurred, a license is hereby given to Borrower to collect, receive and apply Rents, as they become due and payable, but not in advance thereof, and in accordance with all of the other terms, conditions and provisions hereof and of the Leases, contracts, agreements and other instruments with respect to which such payments are made. Upon the occurrence of an Event of Default, such license shall be revoked and shall terminate, immediately and automatically without notice to Borrower or any other person (to the extent permitted by law), and shall not be reinstated upon a cure of such Event of Default without the express written consent of Lender. Such assignment shall be fully effective without any further action on the part of Borrower or Lender, and Lender shall be entitled, at its option, upon the occurrence of an Event of Default hereunder, to collect, receive and apply all Rents and all other rents, income, proceeds and benefits from the Collateral, including all right, title and interest of Borrower in any escrowed sums or deposits or any portion thereof or interest therein, whether or not Lender takes possession of the Collateral or any part thereof. The collection of such amounts by Lender shall in no way waive the right of Lender to foreclose this Instrument in the event of any Event of Default. Nothing contained herein and no exercise of any right or privilege hereunder by Lender shall be construed to constitute Lender as a mortgagee‑in‑possession. All Rents and all other rents, income, proceeds and benefits of the Collateral received by Borrower from or related to the Collateral or any part thereof, from and after the occurrence of an Event of Default, shall be deemed received in trust and shall be turned over to Lender within one Business Day after Borrower's receipt thereof. Borrower further grants to Lender the right, at Lender's option, to:

(i)enter upon and take possession of the Property for the purpose of collecting Rents and all other rents, income, proceeds and other benefits;

(ii)dispossess by the customary summary proceedings any Tenant, purchaser or other person defaulting in the payment of any amount when and as due and payable, or in the performance of any other obligation, under the Leases, contract or other instrument to which said Rents or other rents, income, proceeds or benefits relate;

(iii)let or convey the Collateral or any portion thereof or any interest therein; and

(iv)apply Rents and such other rents, income, proceeds and benefits, after the payment of all necessary fees, charges and expenses, on account of the Secured Obligations in accordance with Section 3.03.

(v)Lender shall be under no obligation to exercise or prosecute any of the rights or claims assigned to it hereunder or to perform or carry out any of the obligations of the lessor under any of the Leases and does not assume any of the liabilities in connection with or arising or growing out of the covenants and agreements of Borrower in the Leases. It is further understood that the assignment granted hereunder shall not operate to place responsibility for the control, care, management or repair of the Property, or parts thereof, upon Lender, nor shall it operate to make Lender liable for the performance of any of the terms and conditions of any of the Leases, or for any waste of the Property by any Tenant under any of the Leases or any other person, or for any dangerous or defective condition of the Property or for any negligence in the management, upkeep, repair or control of the Property resulting in loss or injury or death to any lessee, licensee, employee or stranger.

(b)    Borrower represents, warrants, covenants and agrees with Lender that, other than as set forth on Schedule 3, there are no existing Leases, and Borrower will not enter into any other Lease without the prior written consent of Lender.

(c)    Borrower hereby irrevocably appoints Lender its true and lawful attorney‑in‑fact with power of substitution and with full power for Lender in its own name and capacity or in the name and capacity of Borrower, from and after the occurrence and during the continuance of an Event of Default, to demand, collect, receive and give complete acquittances for any and all Rents accruing from the Property that Lender may deem necessary or desirable in order to collect and enforce the payment of the Rents and to demand, correct, receive, endorse, and deposit all checks, drafts, money orders or notes given in payment of such Rents. Such appointment is coupled with an interest and is irrevocable. Lender shall not be liable for or prejudiced by any loss of any note, checks, drafts, etc., unless such loss shall have been found by a court of competent jurisdiction to have been due to the gross negligence or willful misconduct of Lender. Borrower also hereby irrevocably appoints Lender as its true and lawful attorney‑in‑fact to appear in any state or federal bankruptcy, insolvency, or reorganization proceeding in any state or federal court involving any of the Tenants of the Leases. Lessees of the Property are hereby expressly authorized and directed, from and after service of a notice by Lender to pay any and all amounts due Borrower pursuant to the Leases to Lender or such nominee as Lender may designate in writing delivered to and received by such Tenants, and such Tenants are expressly relieved of any and all duty, liability or obligation to Borrower in respect of all payments so made.

Section 2.11. No Claims Against Lender. Nothing contained in this Instrument shall constitute any consent or request by Lender, express or implied, for the performance of any labor or the furnishing of any materials or other property in respect of the Property or any part thereof, or be construed to permit the making of any claim against Lender in respect of labor or services or the furnishing of any materials or other property or any claim that any Lien based on the performance of such labor or the furnishing of any such materials or other property is prior to the Lien of this Instrument. Borrower shall make all contractors, subcontractors, vendors and other persons dealing with the Property, or with any persons interested therein, take notice of the provisions of this Section.

Section 2.12. Indemnification.

(a)    Whether or not covered by insurance, Borrower hereby assumes responsibility for and agrees to reimburse Lender, its affiliates and its and their respective officers, directors, employees and agents (individually and collectively, the “Indemnified Parties”) for and will indemnify, defend and hold the Indemnified Parties harmless from and against any and all liabilities, obligations, losses, damages, penalties, claims, suits, actions, proceedings, judgments, awards, amounts paid in settlements, debts, diminutions in value, fines, penalties, charges, fees, costs and expenses (including reasonable attorneys' fees and expenses) of whatsoever kind and nature, imposed on, incurred by or asserted against any Indemnified Party that in any way relate to or arise out of any of the Loan Documents, the transactions contemplated thereby and the Collateral, including, without limitation, (i) the selection, manufacture, construction, acquisition, acceptance or rejection of the Collateral, (ii) the ownership of the Collateral, (iii) the delivery, installation, lease, possession, maintenance, use, condition, return or operation of the Collateral, (iv) the condition of the Collateral sold or otherwise disposed of after possession by Borrower, (v) any patent or copyright infringement, (vi) any act or omission on the part of Borrower, Guarantor or any of its or their officers, employees, agents, contractors, lessees, licensees or invitees, (vii) any misrepresentation or inaccuracy in any representation or warranty of Borrower or Guarantor, or a breach of Borrower or Guarantor of any of its covenants or obligations under any of the Loan Documents, (viii) any claim, loss, cost or expense involving alleged damage to the environment relating to the Collateral , including, without limitation, investigation, removal, cleanup and remedial costs, (ix) any personal injury, wrongful death or property damage arising under any statutory or common law or tort law theory, including, without limitation, damages assessed for the maintenance of a private or public nuisance or for the conducting of an abnormally dangerous activity on or near the Collateral, (x) any past, present or threatened injury to, or destruction of, the Collateral, including, without limitation, costs to investigate and assess such injury or damage, (xi) any administrative process or proceeding or judicial or other similar proceeding (including, without limitation, any alternative dispute resolution process and any bankruptcy proceeding) in any way connected with any matter addressed in any of the Loan Documents, (xii) any use, non‑use or condition of the Property or any part thereof or the adjoining sidewalks, curbs, vaults and vault spaces, if any, streets, alleys or ways, (xiii) performance of any labor or services or the furnishing of any materials or other property in respect of the Collateral or any part thereof made or suffered to be made by or on behalf of Borrower or any Tenant, (xiv) any work in connection with any alterations, changes, new construction or demolition of or additions to the Property or (xv)(A) any Hazardous Materials on, in, under or affecting all or any portion of the Property, the groundwater, or any surrounding areas, (B) any violation or claim of violation by Borrower or any Tenant of any Environmental Laws or (C) the imposition of any Lien for damages caused by or the recovery of any costs for the cleanup of Hazardous Materials or any Release.

(b)    If any action or proceeding be commenced, to which action or proceeding the Indemnified Parties are made a party by reason of the execution of this Instrument or the Loan Documents, or in which it becomes necessary to defend or uphold the Lien of this Instrument, all sums paid by the Indemnified Parties, for the expense of any litigation to prosecute or defend the rights and Lien created hereby or otherwise, shall be paid by Borrower to such Indemnified Parties, as the case may be, as hereinafter provided. Borrower will pay and save the Indemnified Parties harmless against any and all liability with respect to any intangible personal property tax or similar imposition of the State or any subdivision or authority thereof now or hereafter in effect, to the extent that the same may be payable by the Indemnified Parties in respect of this Instrument or any Secured Obligation.

(c)    All amounts payable to the Indemnified Parties under this Section shall be deemed indebtedness secured by this Instrument, and any such amounts that are not paid within 30 days after written demand therefor by any Indemnified Party shall bear interest at the highest Default Rate from the date of such demand. In case any action, suit or proceeding is brought against the Indemnified Parties by reason of any such occurrence, Borrower, upon request of such Indemnified Parties, will, at Borrower's expense, resist and defend such action, suit or proceeding or cause the same to be resisted or defended by counsel designated by Lender. The obligations of Borrower under this Section shall survive any satisfaction, discharge or reconveyance of this Instrument and payment in full of the Obligations. If and to the extent that the foregoing undertaking may be unenforceable for any reason, Borrower hereby agrees to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities that is permissible under applicable law.

Section 2.13. Hazardous Materials. Borrower covenants and agrees that (a) the Collateral shall be kept free of Hazardous Materials, except for those Hazardous Materials reasonably necessary for the operation of the Property and customarily employed in the ordinary course of businesses similar to the business conducted at the Property and that are used, stored, transported and disposed of in accordance with all applicable Environmental Laws; (b) Borrower shall comply with, and ensure compliance by all persons on the Property with, all Environmental Laws relating to all or any part of the Collateral; (c) Borrower shall keep the Collateral free and clear of any liens imposed pursuant to such Environmental Laws; (d) Borrower shall conduct and complete all investigations, studies, sampling and testing, and all remedial actions necessary to clean up and remove any Hazardous Materials from the Property in accordance with the recommendations contained in any reports issued in connection with such investigations, studies, sampling and testing and in accordance with all applicable Environmental Laws' and (e) Borrower shall cause compliance by all Tenants and sub‑tenants on the Property with Borrower's covenants and agreements contained in this Section. Borrower shall immediately notify Lender of any investigation, demand, or claim affecting the Property made by any third party.

Section 2.14. Right of Lender To Require Appraisal. Following the occurrence of an Event of Default (other than an Event of default that has been waived in writing by Lender or confirmed as having been cured in writing by Lender), Lender shall have the right, from time to time during the term of this Instrument, to obtain one or more fair market value appraisals of the Property from one or more MAI certified appraisers in such form as is satisfactory to Lender. The cost of any such appraisal(s) shall be paid by Borrower.

Section 2.15. Instrument as UCC Security Agreement and Fixture Filing. This Instrument shall constitute a security agreement, a financing statement and a fixture filing pursuant to the UCC for any of the items specified herein as part of the Collateral that, under applicable law, may be subject to a security interest pursuant to the UCC. The Collateral includes goods that are or are to become fixtures. Borrower agrees that Lender may file this Instrument, or a reproduction thereof, in the real estate records or other appropriate index as a fixture filing or other financing statement for any of the items specified above as part of the Collateral. Any reproduction of this Instrument or of any other security agreement or financing statement shall be sufficient as a financing statement.

Section 2.16. Additional Representations, Warranties and Covenants. Borrower represents, warrants and covenants for the benefit of Lender, as follows:

(a)    Borrower is a limited liability company duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization. Borrower is in good standing and is duly licensed or qualified to transact business in the State and in each other jurisdiction where the nature of its business requires such qualification, except for those jurisdictions in which the failure to qualify could not reasonably be expected to have a Material Adverse Effect. Borrower's exact legal name is as set forth on the execution page hereof.

(b)    Borrower has full power and authority and holds all requisite governmental licenses, permits and other approvals to (i) enter into and perform its obligations under this Instrument, the Note and each other Loan Document to which it is a party and to own its property, (ii) use the Collateral and (iii) conduct its business substantially as currently conducted by it, except as to clause (iii) where the failure to hold such licenses, permits and approvals could not reasonably be expected to have a Material Adverse Effect.

(c)    This Instrument, the Note and the other Loan Documents to which it is a party have been duly authorized, executed and delivered by Borrower and constitute legal, valid and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms, except to the extent limited by bankruptcy, reorganization or other laws of general application relating to or effecting the enforcement of creditors' rights.

(d)    The execution and delivery of this Instrument, the Note and the other Loan Documents, the consummation of the transactions contemplated hereby and thereby and the fulfillment of the terms and conditions hereof and thereof do not and will not violate any law, rule, regulation or order, conflict with or result in a breach of any of the terms or conditions of the articles of organization or operating agreement of Borrower or of any corporate restriction or of any agreement or instrument to which Borrower is now a party and do not and will not constitute a default under any of the foregoing or result in the creation or imposition of any liens, charges or encumbrances of any nature upon any of the property or assets of Borrower other than Liens in favor of Lender.

(e)    The authorization, execution, delivery and performance of this Instrument, the Note and the other Loan Documents by Borrower do not require submission to, approval of, or other action by any governmental authority or agency, except for such action that has been duly obtained or taken and is in full force and effect.

(f)There is no action, suit, proceeding, claim, inquiry or investigation, at law or in equity, before or by any court, regulatory agency, public board or body pending or, to the best of Borrower's knowledge, threatened against or affecting Borrower or Guarantor (other than those described in Guarantor's public filings with the Securities and Exchange Commission (“SEC”)), challenging Borrower's or Guarantor's authority to enter into this Instrument, the Note or any of the other Loan Documents or any other action wherein an unfavorable ruling or finding would adversely affect the enforceability of this Instrument, the Note or any of the other Loan Documents, or could reasonably be expected to have a Material Adverse Effect.

(g)Borrower is in compliance with all laws, rules, regulations and orders of governmental authorities applicable to it and its properties except to the extent the non-compliance with which could not reasonably be expected to have a Material Adverse Effect.

(h)Borrower has heretofore furnished to Lender the financial statements of Borrower and Guarantor for their fiscal year ended December 31, 2009 and the unaudited financial statement of Borrower and Guarantor and for the nine months ended September 30, 2010 and those statements fairly present the financial condition of Borrower and Guarantor, if any, on the dates thereof and the results of its operations and cash flows for the periods then ended and were prepared in accordance with GAAP. Since the date of the most recent financial statements, there has been no material adverse change in the business, properties or condition (financial or otherwise) of Borrower or Guarantor. Except as disclosed in the Financial Statements or the notes thereto, neither Borrower nor Guarantor, as of the Closing Date, has or will have any liabilities, contingent or otherwise, that could reasonably be expected to have a Material Adverse Effect.

(i)Borrower has paid or caused to be paid, and will pay (after giving effect to any grace periods for which no penalties are incurred), to the proper authorities when due all federal, state and local taxes required to be withheld by it. Borrower has filed, and will pay, all federal, state and local tax returns which are required to be filed, and Borrower has paid or caused to be paid to the respective taxing authorities all taxes as shown on said returns or on any assessment received by it to the extent such taxes have become due, except any such taxes or charges which are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP have been set aside on its books.

(j)For purposes of Section 9-307 of the UCC, Borrower is and will remain located in the State. Borrower's residence for federal income tax purposes is located at its address specified in the preamble to this Instrument. Borrower has authorized Lender to file financing statements that are sufficient when filed to perfect the security interests created pursuant to this Instrument and the other Loan Documents. When such financing statements are filed in the offices noted therein, Lender will have a valid and perfected security interest in the Collateral that constitutes personal property, subject to no other Lien.

(k)None of the Collateral constitutes a replacement of, substitution for or accessory to any property of Borrower subject to a lien of any kind.

(l)Except where any failure could not reasonably be expected to result in a Material Adverse Effect,

Borrower has obtained all permits, licenses and other authorizations which are required under all Environmental Laws at Borrower's facilities or in connection with the operation of its business. Except where any failure could not reasonably be expected to result in a Material Adverse Effect, Borrower and all activities of Borrower at its facilities comply with all Environmental Laws and with all terms and conditions of any required permits, licenses and authorizations applicable to Borrower with respect thereto. Except where any failure could not reasonably be expected to result in a Material Adverse Effect, Borrower is also in compliance with all limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables contained in Environmental Laws or contained in any plan, order, decree, judgment or notice of which Borrower is aware. Borrower is not aware of, nor has Borrower received notice of, any events, conditions, circumstances, activities, practices, incidents, actions or plans which may interfere with or prevent continued compliance with, or which may give rise to any liability under, any Environmental Laws.

(m)All factual information heretofor or contemporaneously furnished by or on behalf of Borrower or Guarantor in writing to Lender for purposes of or in connection with this Instrument or any transaction contemplated hereby is, and all other such factual information hereafter furnished by or on behalf of Borrower or Guarantor to Lender will be, true and correct in all material respects on the date as of which such information is dated or certified, and such information is not, or shall not be, as the case may be, incomplete by omitting to state any material fact necessary to make such information not misleading.

(n)Neither Borrower nor Guarantor is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying “margin stock.” None of the proceeds of the Loan will be used for the purpose of, or be made available by Borrower or Guarantor in any manner to any other person to enable or assist such person in, directly or indirectly purchasing or carrying “margin stock”. Terms for which meanings are provided in F.R.S. Board Regulation T, U or X or any regulations substituted therefor, as from time to time in effect, are used in this subsection with such meanings.

(o)Neither Borrower nor Guarantor is an “investment company” nor a “company controlled by an investment company” within the meaning of the Investment Company Act of 1940, as amended, or a “holding company,” or a “subsidiary company” of a “holding company,” or an “affiliate” of a “holding company” or of a “subsidiary company” of a “holding company,” within the meaning of the Public Utility Holding Company Act of 1935, as amended.

(p)Borrower and Guarantor are solvent and will not be rendered insolvent by the Loan Documents or the transactions contemplated thereby and, after giving effect to such transactions, neither Borrower nor Guarantor will be left with an unreasonably small amount of capital with which to engage in its business, and neither Borrower or Guarantor intends to incur, or believes that it has incurred, debts beyond its ability to pay as they mature. Neither Borrower nor Guarantor contemplates the commencement of insolvency, bankruptcy, liquidation or consolidation proceedings or the appointment of a receiver, liquidator, conservator, trustee or similar official in respect of Borrower or Guarantor or any of their assets. Neither Borrower nor Guarantor is entering into the transactions contemplated by the Loan Documents with any intent to hinder, delay or defraud any of Borrower's or Guarantor's creditors.

(q)Borrower shall deliver to Lender each of the following:

(i)as soon as possible and in any event within three Business Days after the occurrence of a Default, an Event of Default or an event which could reasonably be expected to result in a Material Adverse Effect, a statement of Borrower setting forth reasonably detailed information regarding such Default, Event of Default or event and the action that Borrower has taken and proposes to take with respect thereto;

(ii)promptly after the commencement thereof, notice in writing of all litigation and of all proceedings before any governmental or regulatory agency affecting Borrower, Guarantor or any of their subsidiaries which seek a monetary recovery against Borrower in excess of $1,000,000 or against Guarantor in excess of $5,000,000;

(iii)promptly upon knowledge thereof, notice of any loss, theft or destruction of or material damage to, any accident involving any, and any action, suit or proceeding relating to, Collateral having a value in excess of $1,000,000 (whether in one occurrence or in aggregate);

(iv)promptly after the amending thereof, copies of any and all amendments to any of its articles of organization or operating agreement; and

(v)promptly upon knowledge thereof, notice of the violation by Borrower or Guarantor of any law, rule or regulation applicable to Borrower or Guarantor, which violation could reasonably be expected to have a Material Adverse Effect.

(r)Borrower and each of its subsidiaries shall comply in all material respects with all governmental rules and regulations and all other applicable laws, rules, regulations and orders, including, without limitation, all Environmental Laws.

(s)Borrower will keep books and records that accurately reflect in all material respects all of its business affairs and transactions. Borrower will, and will cause Guarantor to, permit Lender or any of its representatives (including outside auditors), at reasonable times and intervals (but, absent the occurrence of an Event of Default, not to exceed two times in any fiscal year), to visit all of its offices, to discuss its financial matters with its officers and independent public accountant (and Borrower hereby authorizes such independent accountant to discuss Borrower's financial matters with Lender or its representatives whether or not any representative of Borrower is present) and to examine (and, at the expense of Borrower, copy extracts from) books or other corporate records (including computer records). If Lender exercises its rights under this subsection following the occurrence of an Event of Default (other than an Event of default that has been waived in writing by Lender or confirmed as having been cured in writing by Lender), Borrower shall pay any fees of such independent accountant incurred in connection therewith. Borrower shall not be required to cause Guarantor to comply with the foregoing for any period that Guarantor is subject to regulation by the SEC.

(t)Borrower shall permit Lender to make or cause to be made reasonable entries upon the Property to inspect the interior and exterior thereof. Except in case of emergency or upon an Event of Default, such inspection shall be with two Business Days' prior notice.

Section 2.17. Additional Negative Covenants. So long as the Loan shall remain unpaid, Borrower agrees that:

(a)    Borrower will not, and will not permit any of its subsidiaries to, form or acquire any subsidiary, enter into any merger, consolidation, reorganization, or recapitalization, or reclassify its capital stock, or liquidate, wind up, or dissolve itself (or suffer any liquidation or dissolution), or, other than in the ordinary course of its business, convey, sell assign, lease, transfer, or otherwise dispose of, in one transaction or series of transactions, all or any substantial part of its property or assets.

(b)    Borrower will not, and will not permit any of its subsidiaries to, sell, transfer, lease, contribute or otherwise convey or dispose of (in each case in one transaction or series of transactions), or grant options, warrants or other rights with respect to (in each case in one transaction or series of related transactions), or agree to do any of the foregoing with respect to, all or any part of the Collateral.

(c)    Borrower will not change its location for purposes of Section 9-307 of the UCC or its name in any manner that could make any financing statement filed in connection with any Loan Document seriously misleading within the meaning of Section 9-506 of the UCC or any similar statute, unless it shall have given Lender at least 30 days' prior written notice thereof.

ARTICLE III

INSURANCE; DAMAGE, DESTRUCTION OR TAKING

Section 3.01. Insurance.

(a)    Borrower will, at its expense, maintain or cause to be maintained with insurance carriers approved by Lender insurance with respect to the Collateral in such amounts and against such insurable hazards as Lender from time to time may require, including, without limitation the following (and with respect to liability insurance specified in subsection (ii), for a period of two years following indefeasible payment in full of the Loan: (i) “all risk” property and fire insurance in an amount not less than the full replacement value of the Property (with a deductible not to exceed $10,000), naming Lender under a lender's loss payable endorsement as mortgagee and loss payee and including agreed amount, inflation guard, replacement cost and waiver of subrogation endorsements; (ii) general liability insurance in an amount not less than $1,000,000 per claim and on a claims-made basis, insuring against personal injury, death and property damage and naming Lender as additional insured, with all such insurance primary and non-contributory for Lender; (iii) business interruption insurance or rent‑loss insurance, as applicable, covering loss of rental or other income (including all expenses payable by Tenants) for up to 12 months; (iv) boiler and machinery coverage for mechanical and electrical failure; (v) flood hazard insurance if the Property is located in an area designated by the Federal Emergency Management

Act if and to the extent that the Property is located within an area that has been or is hereafter designated or identified as an area having special flood hazards by the Department of Housing and Urban Development or such other official as shall from time to time be authorized by federal or state law to make such designation pursuant to any national or state program of flood insurance, Borrower shall carry flood insurance with respect to the Property in amounts not less than the maximum limit of coverage then available with respect to the Property or the amount of the Obligations, whichever is less; (vi) worker's compensation insurance to the full extent required by applicable law for all employees of Borrower engaged in any work on or about the Property and employer's liability insurance with a limit of not less than $1,000,000 for each occurrence; (vii) earthquake insurance; and (viii) such other types of insurance or endorsements to existing insurance as may be required from time to time by Lender in accordance with its standard commercial lending practices. Borrower agrees that if Borrower shall change insurers at any time during the term of the Loan or within two years thereof, Borrower shall purchase a “prior acts” endorsement from the insurer or shall purchase an “extended reporting” endorsement to continue coverage from the current insurer.

(b)    All insurance maintained by Borrower pursuant to Section 3.01(a) shall (i) (except for worker's compensation insurance) name Lender as additional insured and/or loss payee, as applicable, (ii) (except for worker's compensation and public liability insurance) provide that the proceeds for any losses shall be adjusted by Borrower subject to the approval of Lender and from and after the occurrence of an Event of Default shall be payable to Lender, to be held and applied as provided in Section 3.03, (iii) include effective waivers by the insurer of all rights of subrogation against any named insured, the indebtedness secured by this Instrument and the Collateral and all claims for insurance premiums against Lender, (iv) provide that any losses shall be payable notwithstanding (A) any act, failure to act or negligence of or breach of warranties, declarations or conditions contained in such policy by any named insured, (B) the occupation or use of the Property for purposes more hazardous than permitted by the terms thereof, (C) any foreclosure or other action or proceeding taken by Trustee or Lender pursuant to any provision of this Instrument or (D) any change in title or ownership of the Property, (v) provide that no cancellation, reduction in amount or material change in coverage thereof or any portion thereof shall be effective until at least 30 days after receipt by Lender of written notice thereof, (vi) provide that any notice under such policies shall be simultaneously delivered to Lender and (vii) be reasonably satisfactory in all other respects to Lender. Any insurance maintained pursuant to Section 3.01 may be evidenced by blanket insurance policies covering the Property and other properties or assets of Borrower, provided that any such policy shall specify the portion, if less than all, of the total coverage of such policy that is allocated to the Property and shall in all other respects comply with the requirements of Section 3.01. Borrower's obligation to maintain insurance coverage in accordance with the terms hereof shall not be construed to limit the amount of indemnification or insurance proceeds available to Lender.

(c)    Borrower will deliver to Lender, promptly upon request, the certificates of insurance and, if requested by Lender, copies of all policies (certified by the issuer of such policies as being true and accurate copies of the original policies), evidencing all insurance required to be maintained under Section 3.01(a) (or, in the case of blanket policies, certificates thereof by the insurers together with a counterpart of each blanket policy). Borrower will also deliver to Lender not later than 30 days prior to the expiration of any policy a binder or certificate of the insurer evidencing the replacement thereof; provided that if Borrower does not deliver such replacement insurance at least 30 days prior to such expiration, failure to deliver such replacement insurance shall not be an Event of Default hereunder unless and until the existing insurance actually lapses so long as Borrower complies with each of the following: (i) Borrower has delivered notice to Lender at least 30 days prior to such expiration that Borrower is unable to deliver such replacement insurance at least 30 days prior to such expiration; (ii) Borrower provides evidence reasonably acceptable to Lender that Borrower is using best efforts to obtain such replacement insurance; and (iii) Borrower provides evidence reasonably acceptable to Lender that Borrower has a good faith belief that such replacement insurance will be obtained prior to expiration of the existing insurance.

(d)    Borrower will not take out separate insurance concurrent in form or contributing in the event of loss with that required to be maintained pursuant to Section 3.01.

Section 3.02. Damage, Destruction or Taking; Notice; Assignment of Awards. In case of any damage to or destruction of the Collateral or any material part thereof or any taking, whether for permanent or temporary use, of all or any part of the Collateral or any interest therein or right accruing thereto, as the result of or in anticipation of the exercise of the right of condemnation or eminent domain (a “Taking”), or the commencement of any proceedings or negotiations that may result in a Taking, Borrower will promptly give written notice thereof to Lender, generally describing the nature and extent of such damage, destruction or Taking and Borrower's best estimate of the cost of restoring the Collateral, or the nature of such proceedings or negotiations and the nature and extent of the Taking that might result therefrom, as the case may be. Lender shall be entitled to all insurance proceeds payable on account of such damage or destruction and to all awards or payments allocable to the Collateral on account of such Taking, and Borrower hereby irrevocably assigns, transfers and sets over to Lender all rights of Borrower to any such proceeds, awards or payments and irrevocably authorizes and, in the event Borrower has not filed for such proceeds by the first to occur of (i) 10 Business Days prior to the expiration of the applicable time for such filing or (ii) 30 days after damage to the Collateral or any Taking, empowers Lender, at its option, in the name of Borrower or otherwise, to file and prosecute what would otherwise be Borrower's claim for any such proceeds, award or payment and to collect, receipt for and retain the same for disposition in accordance with Section 3.03 or Section 3.04, as applicable. Borrower will pay all reasonable costs and expenses, if any, incurred by Lender in connection with any such damage, destruction or Taking and seeking and obtaining any insurance proceeds, awards or payments in respect thereof.

Section 3.03. Application of Insurance Proceeds. (a) Subject to Sections 3.03(b) and 3.04, Lender may, from and after the occurrence of an Event of Default, in its sole discretion, apply all amounts recovered under any insurance policy required to be maintained by Borrower hereunder in any one or more of the following ways:

(i)to the payment of the reasonable costs and expenses incurred by Trustee or Lender in obtaining any such insurance proceeds or awards, including the fees and expenses of attorneys and insurance and other experts and consultants, the costs of litigation, arbitration, mediation, investigations and other judicial, administrative or other proceedings and all other out‑of‑pocket expenses;

(ii)to the payment of any Secured Obligation;

(iii)to fulfill any of the other covenants contained herein or in any other Loan Document, in accordance therewith as Lender may determine after the occurrence of a Default or an Event of Default;

(iv)to Borrower for application to the cost of restoring or replacing the Collateral destroyed, damaged or taken; or

(v)to Borrower.

(b)    Notwithstanding the provisions of subsection (a) of this Section to the contrary (but subject to the provisions of Section 3.04), if each of the following conditions is satisfied, Borrower shall apply insurance proceeds received by it to the restoration or replacement of the Collateral, to the extent necessary for the restoration or replacement thereof:
(i)    there shall then exist no uncured Default or Event of Default; and
(ii)    Borrower shall furnish to Lender a certificate of an architect or engineer reasonably acceptable to Lender stating (A) that the Collateral is capable of being restored, prior to the maturity of the Note, to substantially the same condition as existed prior to the casualty, (B) the insurance proceeds are sufficient for such restoration and (C) the restoration or replacement is reasonably capable of being fully completed by no later than six months prior to the latest Maturity Date for the Note.
(c)    In the event that such insurance proceeds are to be utilized in the restoration or replacement of the Collateral, Borrower shall use such amounts for such restoration or replacement. In the event that, after the restoration or replacement of the Collateral, any insurance proceeds shall remain, such amount shall be retained by Borrower.
(d)    If, prior to the receipt by Borrower of such insurance proceeds, the Collateral shall have been sold on foreclosure, Lender shall have the right to receive said insurance proceeds to the extent of any deficiency found to be due upon such sale, with legal interest thereon, but only to the extent of a deficiency judgment sought or recovered or denied, and the reasonable attorneys' fees, costs and disbursements incurred by Lender in connection with the collection of such proceeds.
Section 3.04. Taking and Total Destruction. If all or any part of the Property is lost, stolen, destroyed or damaged beyond repair (and the Property is not fully replaced to Lender's satisfaction) or a Taking shall occur, Lender shall apply all amounts recovered under any insurance policy referred to in Section 3.01(a) and all awards received by it on account of any such Taking as follows:

(a)    first, to the payment of the reasonable costs and expenses incurred by Lender in obtaining any such insurance proceeds or awards, including the fees and expenses of attorneys and insurance and other experts and consultants, the costs of litigation, arbitration, mediation, investigations and other judicial, administrative or other proceedings and all other out‑of‑pocket expenses;

(b)    second, to the payment of any Secured Obligation;

(c)    third, to fulfill any of the other covenants contained herein or in the Loan Documents in accordance with such Loan Documents as Lender may determine after the occurrence of a Default or an Event of Default; and

(d)    fourth, the balance, if any, to Borrower.

ARTICLE IV

EVENTS OF DEFAULT; REMEDIES

Section 4.01. Events of Default. Each of the following shall constitute an “Event of Default” under this Instrument:

(a)    The occurrence of an “Event of Default” as defined in the Note or in any other Loan Document.

(b)    The attachment of any Lien on any portion of the Collateral other than Permitted Exceptions.

(c)    Failure of Borrower to maintain insurance as required by Section 3.01.

(d)    Borrower, Guarantor or any Tenant shall be or become insolvent, or admit in writing its inability to pay its debts as they mature, or make an assignment for the benefit of creditors; or any Borrower, Guarantor or any Tenant shall apply for or consent to the appointment of any receiver, trustee or similar officer for it or for all or any substantial part of its property; or such receiver, trustee or similar officer shall be appointed without the application or consent of Borrower, Guarantor or any Tenant; or Borrower, Guarantor or any Tenant shall institute (by petition, application, answer, consent or otherwise) any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, dissolution, liquidation or similar proceeding relating to it under the laws of any jurisdiction; or any such proceeding shall be instituted (by petition, application or otherwise) against Borrower, Guarantor or any Tenant.

(e)    Borrower shall fail to perform any of its obligations under Section 2.02, 2.05 or 2.17;

(f)    Borrower shall default in the due performance and observance of any other agreement contained herein or in any other Loan Document (other than items set forth elsewhere in this Section 4.01), and such default shall continue unremedied for a period of 30 days after Borrower has actual knowledge thereof or has received notice by Lender thereof.

(g)    The occurrence of an event of default or a breach or default, after the passage of all applicable notice and cure or grace periods provided therefor, under any other Mortgage (as defined in the Note), under any other Loan Document or any other similar agreement between or among (i) Borrower or Guarantor and (ii) Lender or any of its affiliates or subsidiaries;

(h)    The occurrence of a default or an event of default (however defined) under any instrument, agreement or other document evidencing or relating to any indebtedness or other monetary obligation of Borrower, Guarantor or any of its or their affiliates or subsidiaries having a principal amount (including, without limitation, the amount of any outstanding letters of credit), individually or in the aggregate, in excess of $20,000,000.

(i)    Any judgment or order for the payment of money (not paid or fully covered by insurance maintained in accordance with the requirements of this Instrument and as to which the relevant insurance company has acknowledged coverage) which could reasonably be expected to result in a Material Adverse Effect shall be rendered against Borrower or Guarantor that remains undischarged, unvacated, unbounded or unstayed for a period of 60 days.

(j)    Guarantor shall repudiate, purport to revoke or fail to perform any of Guarantor's obligations under the Guaranty.

(k)    Any representation or warranty made by Borrower or Guarantor in any Loan Document or in any other document executed in connection herewith was untrue in any material respect when made.

(l)    The occurrence of any Change in Control.

(m)    Subject to Section 4.20, any of the Leases shall terminate.

(n)    Subject to Section 4.20, the occurrence of an event of default or a breach or default (however defined), after the passage of all applicable notice and cure or grace periods provided therefor, under any of the Leases.

Section 4.02. Acceleration. Following the occurrence of an Event of Default (other than an Event of default that has been waived in writing by Lender or confirmed as having been cured in writing by Lender) described in subsection (d) of Section 4.01, all of the outstanding principal amount of the Secured Obligations shall be due and payable, whereupon the full unpaid amount of such Secured Obligations which shall be so declared due and payable shall be and become immediately due and payable, without presentment, notice of dishonor, protest or further notice of any kind, all of which are hereby expressly waived by Borrower. Following the occurrence of any other Event of Default (other than an Event of default that has been waived in writing by Lender or confirmed as having been cured in writing by Lender), Lender may, by notice to Borrower, declare all or any portion of the outstanding principal amount of the Secured Obligations to be due and payable, whereupon the full unpaid amount of the Loan and other Secured Obligations which shall be so declared due and payable shall be and become immediately due and payable, without presentment, notice of dishonor, protest or further notice of any kind, all of which are hereby expressly waived by Borrower. Borrower will pay on demand all costs and expenses, including, without limitation, reasonable attorneys' fees and expenses of one counsel, incurred by or on behalf of Lender in enforcing this Instrument, the Secured Obligations or the Loan Documents or occasioned by any Event of Default hereunder or thereunder.

Section 4.03. Legal Proceedings; Foreclosure. If an Event of Default shall have occurred (other than an Event of default that has been waived in writing by Lender or confirmed as having been cured in writing by Lender), Lender at any time may, at Lender's sole discretion, proceed at law or in equity or otherwise to enforce the payment of the Obligations and the Trustee shall have the right to foreclose the Lien of this Instrument as against all or any part of the Collateral and to have the same sold under the judgment or decree of a court of competent jurisdiction. Lender and/or Trustee shall be entitled to recover in such proceedings all costs incident thereto, including, without limitation, reasonable attorneys' fees and expenses in such amounts as may be fixed by the court.

Section 4.04. Power of Sale. If an Event of Default shall have occurred (other than an Event of default that has been waived in writing by Lender or confirmed as having been cured in writing by Lender), the Trustee or Lender may (as permitted by law), at Lender's sole discretion, sell, assign, transfer and deliver the whole or, from time to time, any part of the Collateral, or any interest in any part thereof, at any private sale or at public auction, with or without demand, advertisement or notice, for cash, on credit or for other property, for immediate or future delivery, and for such price or prices and on such terms as Trustee may determine, or as may be required by law. Without limiting the authority granted in the immediately preceding sentence, Trustee shall, without demand on Borrower, after the lapse of such time as may then be required by law, and notice of default and notice of sale having been given as then required by law (including, without limitation, such notices as may be required by Section 51.002 of the Texas Property Code, as amended), sell the Collateral on the date and at the time and place designated in the notice of sale, either as a whole or in separate parcels and in such order as Trustee may determine, but subject to any statutory right of Borrower to direct the order in which such property, if consisting of several known lots, parcels or interests, shall be sold, at public auction to the highest bidder, the purchase price payable in lawful money of the United States at the time of sale. Trustee, or the one conducting the sale may, for any cause deemed expedient, postpone the sale from time to time until it shall be completed and, in every such case, notice of postponement shall be given by public declaration thereof by such person at the time and place last appointed for the sale; provided that, if the sale is postponed for longer than 10 days beyond the day designated in the notice of sale, notice of sale and notice of the time, date and place of sale shall be given in the same manner as the original notice of sale. Trustee shall execute and deliver to the purchaser at any such sale a deed conveying the property so sold, but without any covenant or warranty, express or implied. The recitals in such deed of any matters or facts shall be conclusive proof of the truthfulness thereof. Any person, including Lender, may bid at the sale.

Section 4.05. Deficiency. Notwithstanding the provisions of Sections 51.003, 51.004, and 51.005 of the Texas Property Code, as amended, and to the extent permitted by law, Borrower agrees that Lender shall be entitled to seek a deficiency judgment from Borrower and any other party obligated on the Secured Obligations equal to the difference between the amount owing on the Secured Obligations and the amount for which the Property was sold pursuant to judicial or nonjudicial foreclosure sale. Borrower expressly recognizes that this section constitutes a waiver of the above-cited provisions of the Texas Property Code which would otherwise permit Borrower and other persons against whom recovery of deficiencies is sought or any guarantor independently (even absent the initiation of deficiency proceedings against them) to present competent evidence of the fair market value of the Property as of the date of the foreclosure sale and offset against any deficiency the amount by which the foreclosure sale price is determined to be less than such fair market value. Borrower further recognizes and agrees that this waiver creates an irrebuttable presumption that the foreclosure sale price is equal to the fair market value of the Property for purposes of calculating deficiencies owed by Borrower, any guarantor, and others against whom recovery of a deficiency is sought.

Alternatively, in the event the waiver provided for above is determined by a court of competent jurisdiction to be unenforceable, the following shall be the basis for the finder of fact's determination of the fair market value of the Property as of the date of the foreclosure sale in proceedings governed by Sections 51.003, 51.004 and 51.005 of the Texas Property Code, as amended: (i) the Property shall be valued in an “as is” condition as of the date of the foreclosure sale, without any assumption or expectation that the Property will be repaired or improved in any manner before a resale of the Property after foreclosure; (ii) the valuation shall be based upon an assumption that the foreclosure purchaser desires a resale of the Property for cash promptly (but no later than twelve (12) months) following the foreclosure sale; (iii) all reasonable closing costs customarily borne by the seller in commercial real estate transactions should be deducted from the gross fair market value of the Property, including, without limitation, brokerage commissions, title insurance, a survey of the Property, tax prorations, attorneys' fees, and marketing costs; (iv) the gross fair market value of the Property shall be further discounted to account for any estimated holding costs associated with maintaining the Property pending sale, including, without limitation, utilities expenses, property management fees, taxes and assessments (to the extent not accounted for in (iii) above), and other maintenance, operational and ownership expenses; and (v) any expert opinion testimony given or considered in connection with a determination of the fair market value of the Property must be given by persons having at least five (5) years experience in appraising property similar to the Property and who have conducted and prepared a complete written appraisal of the Property taking into consideration the factors set forth above.

Section 4.06. UCC Remedies. If an Event of Default shall have occurred (other than an Event of default that has been waived in writing by Lender or confirmed as having been cured in writing by Lender), Lender may exercise from time to time and at any time any rights and remedies available to it under applicable law upon default in the payment of indebtedness, including, without limitation, any right or remedy available to it as a secured party under the UCC. Borrower shall, promptly upon request by Lender, assemble the Collateral, or any portion thereof generally described in such request, and make it available to Lender at such place or places designated by Lender and reasonably convenient to Lender. If Lender elects to proceed under the UCC to dispose of portions of the Collateral, Lender, at its option, may give Borrower notice of the time and place of any public sale of any such property, or of the date after which any private sale or other disposition thereof is to be made, by sending notice by registered or certified first class mail, postage prepaid, to Borrower at least 10 days before the time of the sale or other disposition. If any notice of any proposed sale, assignment or transfer by Lender of any portion of the Collateral or any interest therein is required by law, Borrower conclusively agrees that 10 days' notice to Borrower of the date, time and place thereof is reasonable.

Section 4.07. Trustee Authorized To Execute Deeds. Borrower irrevocably appoints Trustee (which appointment is coupled with an interest) the true and lawful attorney of Borrower, in its name and stead and on its behalf, for the purpose of effectuating any sale, assignment, transfer or delivery for the enforcement hereof, whether pursuant to power of sale, foreclosure or otherwise in connection with enforcing this Instrument after the occurrence of an Event of Default (other than an Event of default that has been waived in writing by Lender or confirmed as having been cured in writing by Lender), to execute and deliver all such deeds, bills of sale, assignments, releases and other instruments as may be designated in any such request.

Section 4.08. Purchase of Collateral by Lender. Lender may be a purchaser of the Collateral or of any part thereof or of any interest therein at any sale thereof, whether pursuant to power of sale, foreclosure or otherwise, and Lender may apply to the purchase price thereof the Secured Obligations.

Section 4.09. Receipt a Sufficient Discharge to Purchaser. Upon any sale of the Collateral or any part thereof or any interest therein, whether pursuant to power of sale, foreclosure or otherwise, the receipt of Trustee or the officer making the sale under judicial proceedings shall be a sufficient discharge to the purchaser for the purchase money, and such purchaser shall not be obliged to see to the application thereof.

Section 4.10. Waiver of Appraisement, Valuation, Homestead. Borrower hereby waives, to the fullest extent it may lawfully do so, the benefit of all appraisement, valuation, stay, extension and redemption laws now or hereafter in force and all rights of marshalling in the event of any sale of the Collateral or any part thereof or any interest therein. To the extent allowable by law, Borrower hereby waives any and all rights to request or require an appraisal of the Property. In the event of foreclosure pursuant to the provisions hereof, Lender may, at Lender's option, obtain an appraisal of the Property and any funds expended by Lender for such propose shall become indebtedness of Borrower to Lender secured by this Instrument and shall be paid by Borrower to Lender within 10 days of demand.

Section 4.11. Obligations to Become Due on Sale. Upon any sale of the Collateral or any portion thereof or interest therein by virtue of the exercise of any remedy by Lender or Trustee under or by virtue of this Instrument, whether pursuant to power of sale, foreclosure or otherwise in accordance with this Instrument or by virtue of any other remedy available at law or in equity or by statute or otherwise, at the option of Lender, all Secured Obligations shall, if not previously declared due and payable, immediately become due and payable, together with interest accrued thereon and all other indebtedness secured by this Instrument.

Section 4.12. Application of Proceeds of Sale and Other Moneys. The proceeds of any sale of the Collateral or any part thereof or any interest therein under or by virtue of this Instrument, whether pursuant to power of sale, foreclosure or otherwise, and all other moneys at any time held by Lender or Trustee as part of the Collateral, shall be applied as follows:

FIRST, fees, expenses or indemnities to enforce this Instrument or then due to Lender or Trustee;

SECOND, to pay Secured Obligations in respect of any other fees, expenses or indemnities then due to Lender;
THIRD, to pay interest due in respect of the Loan;
FOURTH, to pay the principal outstanding with respect to the Loan;
FIFTH, to the payment of all other Secured Obligations; and
SIXTH, to Borrower.
Section 4.13. Appointment of Receiver. If an Event of Default shall have occurred (other than an Event of default that has been waived in writing by Lender or confirmed as having been cured in writing by Lender), Lender shall, as a matter of right and without regard to the adequacy of any security for the Secured Obligations secured hereby or the solvency of Borrower, be entitled to the appointment of a receiver for all or any part of the Collateral, whether such receivership be incidental to a proposed sale of the Collateral or otherwise, and Borrower hereby consents to the appointment of such a receiver and will not oppose any such appointment.

Section 4.14. Possession, Management and Income. If an Event of Default shall have occurred (other than an Event of default that has been waived in writing by Lender or confirmed as having been cured in writing by Lender), in addition to, not in limitation of, the rights and remedies provided in Section 2.10, to the extent allowed by Texas law, Lender, upon five days' notice to Borrower, may enter upon and take possession of the Collateral or any part thereof by force, summary proceeding, ejectment or otherwise and may remove Borrower and all other persons and any and all property therefrom and may hold, operate, maintain, repair, preserve and manage the same and receive all earnings, income, Rents, issues and proceeds accruing with respect thereto or any part thereof. Lender shall be under no liability for or by reason of any such taking of possession, entry, removal or holding, operation or management.

Section 4.15. Right of Lender to Perform Borrower's Covenants. During the continuance of an Event of Default, Lender, without notice to or demand upon Borrower and without waiving or releasing any obligation or Event of Default, may (but shall be under no obligation to) at any time thereafter make such payment or perform such act for the account and at the expense of Borrower, and may enter upon the Collateral for such purpose and take all such action thereon as, in Lender's opinion, may be necessary or appropriate therefor. No such entry and no such action shall be deemed an eviction of any Tenant or other person with the right to use or occupy all or any portion of the Property or any part thereof. After the occurrence of an Event of Default (other than an Event of default that has been waived in writing by Lender or confirmed as having been cured in writing by Lender), all sums so paid by Lender and all costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) so incurred, together with interest thereon at the Default Rate from the date of payment or incurring, shall constitute additional indebtedness secured by this Instrument and shall be paid by Borrower to Lender within 10 days of demand.

Section 4.16. Subrogation. To the extent that Lender, on or after the date hereof, pays any sum due under any provision of any legal requirement or any instrument creating any Lien prior or superior to the Lien of this Instrument, or Borrower or any other person pays any such sum with the proceeds of the Loan evidenced by the Note, Lender shall have and be entitled to a Lien on the Collateral equal in priority to the Lien discharged, and Lender shall be subrogated to, and receive and enjoy all rights and liens possessed, held or enjoyed by, the holder of such Lien, that shall remain in existence and benefit Lender in securing the Obligations.

Section 4.17. Remedies Cumulative. Each right, power and remedy of Lender and Trustee provided for in this Instrument or now or hereafter existing at law or in equity or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power or remedy provided for in this Instrument or the other Loan Documents, or now or hereafter existing at law or in equity or by statute or otherwise, and the exercise or beginning of the exercise by Lender or Trustee of any one or more of the rights, powers or remedies provided for in this Instrument, or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by Lender or Trustee of any or all such other rights, powers or remedies.

Section 4.18. Provisions Subject to Applicable Law. All rights, powers and remedies provided in this Instrument may be exercised only to the extent that the exercise thereof does not violate any applicable provisions of law and are intended to be limited to the extent necessary so that they will not render this Instrument invalid, unenforceable or not entitled to be recorded, registered or filed under the provisions of any applicable law. If any term of this Instrument or any application thereof shall be invalid or unenforceable, the remainder of this Instrument and any other application of such term shall not be affected thereby.

Section 4.19. No Waiver, Compromise of Actions. No failure by Lender to insist upon the strict performance of any term hereof or of any other Loan Documents, or to exercise any right, power or remedy consequent upon a breach hereof or thereof, shall constitute a waiver of any such term or of any such breach. No waiver of any breach shall affect or alter this Instrument, which shall continue in full force and effect with respect to any other then existing or subsequent breach. By accepting payment or performance of any amount or other Secured Obligation before or after its due date, Lender shall not be deemed to have waived its right either to require prompt payment or performance when due of all other amounts payable hereunder and the Secured Obligations or to declare a default for failure to effect such prompt payment. Any action, suit or proceeding brought by Lender pursuant to any of the terms of this Instrument, any Loan Document or otherwise, and any claim made by Lender hereunder or thereunder may be compromised, withdrawn or otherwise dealt with by Lender without any notice to or approval of Borrower.

Section 4.20. Provisions with Respect to the Leases. Notwithstanding the provisions of Section 4.01(m) or Section 4.01(n) (each, an “Operator Default”) to the contrary, a termination of any of the Leases or the occurrence of an event of default or a breach or default (however defined), after the passage of all applicable notice and cure or grace periods provided therefor (the “Cure Date”), under any of the Leases shall not constitute and Event of Default hereunder provided that Borrower shall have complied with the each of following conditions (collectively, the “Operator Substitution”) in form and substance satisfactory to Lender:

(a)    Within 45 days of the Cure Date, Borrower shall have entered a new lease (the “New Lease”) with a new tenant (the “New Tenant”) on substantially the same terms as the Lease subject to the Operator Default.

(b)    New Tenant shall be a wholly-owned subsidiary (direct or indirect) of Guarantor.

(c)    New Tenant's management team is substantially the same as Tenant's management team.

(d)    Borrower and New Tenant shall have executed such instruments, agreements and other documents necessary to protect Lender's security interest in and Lien on the Collateral (including, without limitation, a subordination agreement with respect to the New Lease) and to ensure New Tenant's ability to maintain business operations on the Property (including, without limitation, a management agreement with respect to the New Lease.

(e)    Only one Operator Substitution shall be permitted with respect to the Property during the term of the Loan.

(f)    No Operator Substitution under any other Mortgage (as defined in the Note) shall have been consummated within the 18‑month period immediately preceding the Operator Default.

Upon satisfaction of the foregoing conditions and consummation of the Operator Substitution, the New Lease shall be deemed to be a Lease under this Instrument, and the New Tenant shall be deemed to be a Tenant under this Instrument.

ARTICLE V

MISCELLANEOUS

Section 5.01. Further Assurances; Financing Statements; Recordation.

(a)    Borrower, at its expense, will execute, acknowledge and deliver all such instruments and take all such other action as Lender from time to time may reasonably request in order to further effectuate the purposes of this Instrument and to carry out the terms hereof and to better assure and confirm to Lender its rights, powers and remedies hereunder.

(b)    Notwithstanding any other provision of this Instrument, Borrower hereby agrees that, without notice to or the consent of Borrower, Lender may file with the appropriate public officials such financing statements, continuation statements, amendments and similar documents as are or may become necessary to perfect, preserve or protect the security interest granted by this Instrument.

(c)    Borrower, at its expense, will at all times cause this Instrument and any document, agreement or instrument amendatory hereof or supplemental hereto or thereof (and any appropriate financing statements or other instruments and continuations thereof), and each other document, agreement and instrument delivered in connection with the Loan Documents and intended thereunder to be recorded, registered and filed, to be kept recorded, registered and filed, in such manner and in such places, and will pay all such recording, registration, filing fees, taxes and other charges, and will comply with all such statutes and regulations as may be required by law in order to establish, preserve, perfect and protect the Lien of this Instrument as a valid, first mortgage lien and first priority perfected security interest in the Collateral, subject only to the Permitted Exceptions. Borrower will pay or cause to be paid, and will indemnify Lender in respect of, all taxes and other fees and charges (including interest and penalties) at any time payable in connection with the filing and recording of this Instrument and any and all supplements and amendments hereto.

Section 5.02. Additional Security. Without notice to or consent of Borrower, and without impairment of the Lien and rights created by this Instrument, Lender may accept from Borrower or any other person additional security for the Secured Obligations. Neither the giving of this Instrument nor the acceptance of any such additional security shall prevent Lender from resorting, first, to such additional security, or, first, to the security created by this Instrument, or concurrently to both, in any case without affecting Lender's Lien and rights under this Instrument.

Section 5.03. Provisions Regarding Trustee. Trustee shall not be liable for any error of judgment or act done by Trustee, or be otherwise responsible or accountable under any circumstances whatsoever. Trustee shall not be personally liable in case of entry by it or anyone acting by virtue of the powers herein granted it upon the Collateral for debts contracted or liability or damages incurred in the management or operation of the Collateral. All monies received by Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated in any manner from any other monies (except to the extent required by law) and Trustee shall be under no liability for interest on any monies received by it hereunder. Trustee may resign by giving 30 days' prior written notice of such resignation to Lender. If Trustee shall die, resign or become disqualified from acting, or shall fail or refuse to exercise its powers hereunder when requested by Lender so to do, or if for any reason and without cause Lender shall prefer to appoint a substitute trustee to act instead of the original Trustee named herein, or any prior successor or substitute trustee, Lender shall have full power to appoint a substitute trustee and, if preferred, several substitute trustees in succession who shall succeed to all the estate, rights, powers and duties of the aforenamed Trustee. Upon appointment by Lender and upon recording of the substitution in the land records of Fort Bend County, Texas, any new Trustee appointed pursuant to any of the provisions hereof shall, without any further act, deed or conveyance, become vested with all the estates, properties, rights, powers and trusts of its predecessor in the rights hereunder with the same effect as if originally named as Trustee herein.

Section 5.04. Notices. All notices, certificates, requests, demands and other communications provided for hereunder or under any Loan Document shall be in writing and shall be (a) personally delivered or (b) sent by overnight courier of national reputation, and shall be deemed to have been given on (i) the date received if personally delivered and (ii) the next Business Day if sent by overnight courier. All communications shall be addressed to the party to whom notice is being given at its address set forth in this Instrument.

Section 5.05. Waivers, Amendments. The provisions of this Instrument may be amended, discharged or terminated only by an instrument in writing executed by Borrower and Lender, and the observance or performance of any provision of this Instrument may be waived, either generally or in a particular instance and either retroactively or prospectively, only by an instrument in writing executed by Lender.

Section 5.06. Governing Law. THIS INSTRUMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO THE CONFLICT‑OF‑LAWS PRINCIPLES THEREOF.

Section 5.07. Successors and Assigns. This Instrument shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that Borrower may not assign or transfer its rights or obligations hereunder without the prior written consent of Lender.

Section 5.08. Waiver of Jury Trial. BORROWER HEREBY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF, DIRECTLY OR INDIRECTLY, THIS INSTRUMENT, ANY OF THE LOAN DOCUMENTS, ANY DEALINGS BETWEEN LENDER AND BORROWER RELATING TO THE SUBJECT MATTER OF THE TRANSACTIONS CONTEMPLATED BY THIS INSTRUMENT OR ANY RELATED TRANSACTIONS, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED BETWEEN LENDER AND BORROWER. BORROWER ACKNOWLEDGES AND AGREES THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER ENTERING INTO THIS INSTRUMENT AND THE OTHER LOAN DOCUMENTS. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT (INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS). THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS INSTRUMENT, ANY

LOAN DOCUMENTS OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE TRANSACTIONS CONTEMPLATED BY THIS INSTRUMENT OR ANY RELATED TRANSACTIONS. IN THE EVENT OF LITIGATION, THIS INSTRUMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

Section 5.09. Time of Essence. Time is of the essence with respect to Borrower's obligations under this Instrument.

Section 5.10. No Offset. Borrower's obligation to make payments and perform all obligations, covenants and warranties under this Instrument and under the other Loan Documents shall be absolute and unconditional and shall not be affected by any circumstance, including without limitation any setoff, counterclaim, abatement, suspension, recoupment, deduction, defense or other right that Borrower or any guarantor may have or claim against Lender or any entity participating in making the loan secured hereby. The foregoing provisions of this section, however, do not constitute a waiver of any claim or demand which Borrower or any guarantor may have in damages or otherwise against Lender or any other person, or preclude Borrower from maintaining a separate action thereon; provided, however, that Borrower waives any right it may have at law or in equity to consolidate such separate action with any action or proceeding brought by Lender.

Section 5.11. Severability. Any provision of this Instrument or other Loan Documents that is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Instrument or such Loan Documents or affecting the validity or unenforceability of such provision in any other jurisdiction.

Section 5.12. Release and Termination. Upon indefeasible payment in full of the principal of and premium, if any, and interest on the Secured Obligations in accordance with the terms of this Instrument, the Note and the other Loan Documents and all other sums payable hereunder and thereunder by Borrower or Guarantor, this Instrument shall automatically terminate and shall be (except as provided herein) null and void and of no further force and effect, and the Collateral shall thereupon be, and be deemed to have been, reconveyed, released and discharged from this Instrument without further notice on the part of either Borrower or Lender, but upon the request of Borrower, Lender, at Borrower's sole cost and expense, shall request Trustee execute a satisfaction release or deed of reconveyance in recordable form and a termination of this Instrument and Trustee shall recovey the Collateral without warranty to the person or persons legally entitled thereto.

[REMAINDER OF PAGE INTENTIONALLY BLANK; EXECUTION PAGE FOLLOWS]

IMPORTANT: READ BEFORE SIGNING. THE TERMS OF THIS INSTRUMENT SHOULD BE READ CAREFULLY BECAUSE ONLY THOSE TERMS IN WRITING ARE ENFORCEABLE. NO OTHER TERMS OR ORAL PROMISES NOT CONTAINED IN THIS WRITTEN CONTRACT MAY BE LEGALLY ENFORCED. YOU MAY CHANGE THE TERMS OF THIS INSTRUMENT ONLY BY ANOTHER WRITTEN AGREEMENT.
IN WITNESS WHEREOF, Borrower has caused this Instrument to be duly executed as of the day and year first above written.
BORROWER:
GOLFVIEW HOLDINGS LLC,
a Nevada limited liability company

By:	The Ensign Group, Inc., a Delaware corporation, its Sole Member

By: /s/ Gregory K. Stapley
Name: Gregory K. Stapley
Title: Executive Vice President

STATE OF CALIFORNIA        )
) ss.
COUNTY OF __________________    )

On ____________ ___, 2012, before me,_______________________________________________________, Notary Public, personally appeared ______________________________________, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.
WITNESS my hand and official seal.
Signature
This area for official notarial seal.

[EXECUTION PAGE OF COMMERCIAL DEED OF TRUST, SECURITY AGREEMENT,
ASSIGNMENT OF LEASES AND RENTS AND FIXTURE FILING]

Prepared by, recording requested by,
and after recording return to:
Sean Gillen, Esq.
Kutak Rock LLP
The Omaha Building
1650 Farnam Street
Omaha, NE  68102

Index this document as:
(1) Deed of Trust
(2) Fixture Filing
Assessor's Parcel No.: 6388-006-023

______________________________________________________________________________________________________
Commercial deed of trust, SECURITY AGREEMENT, ASSIGNMENT
OF LEASES AND RENTS AND FIXTURE FILING

GRANTOR:	TROUSDALE HEALTH HOLDINGS LLC, a Nevada limited liability company

TRUSTEE:	FIDELITY NATIONAL TITLE INSURANCE COMPANY, a California corporation

BENEFICIARY:	RBS ASSET FINANCE, INC., a New York corporation

PROPERTY:	9266 Telegraph Road, Downey, CA 90240
Dated: February 17, 2012

NOTICE: THE DEBT SECURED HEREBY IS SUBJECT TO CALL IN FULL OR THE TERMS THEREOF BEING MODIFIED IN THE EVENT OF SALE OR CONVEYANCE OF THE PROPERTY HEREIN CONVEYED.

DO NOT DESTROY THIS DEED OF TRUST OR THE NOTE WHICH IT SECURES AS THESE MUST BE PRESENTED TO THE TRUSTEE FOR CANCELLATION IN ORDER TO OBTAIN A RECONVEYANCE. THE RECONVEYANCE MUST BE RECORDED IN THE OFFICE OF THE COUNTY RECORDER.
THIS INSTRUMENT COVERS REAL PROPERTY AND PERSONAL PROPERTY AND GOODS WHICH ARE OR ARE TO BECOME FIXTURES ON THE REAL PROPERTY DESCRIBED HEREIN AND IS TO BE FILED FOR RECORD IN THE RECORDS WHERE DEEDS OF TRUST ON REAL ESTATE ARE RECORDED. IN ADDITION, THIS INSTRUMENT SHOULD BE APPROPRIATELY INDEXED NOT ONLY AS A DEED OF TRUST, BUT ALSO AS A FINANCING STATEMENT COVERING PERSONAL PROPERTY AND GOODS THAT ARE TO BECOME FIXTURES ON THE REAL PROPERTY DESCRIBED THEREIN. THE MAILING ADDRESS OF THE GRANTOR (DEBTOR) AND THE BENEFICIARY (SECURED PARTY) ARE SET FORTH IN THIS INSTRUMENT.
THIS COMMERCIAL DEED OF TRUST, SECURITY AGREEMENT, ASSIGNMENT OF LEASES AND RENTS AND FIXTURE FILING, dated as of February 17, 2012 (this “Instrument”), made by the trustor, TROUSDALE HEALTH HOLDINGS LLC, a Nevada limited liability company (together with its successors and assigns, “Borrower”), with Federal Tax Identification Number 29‑0242158 and Organizational Identification Number NVE0372932007-1, having an address at 9266 Telegraph Road, Downey, CA  90240, in favor of FIDELITY NATIONAL TITILE INSURANCE COMPANY, a California corporation (together with its successors and assigns, “Trustee”), whose address is 1300 Dove Street, Suite 310, Newport Beach, CA  92660, for the benefit of the Beneficiary, RBS ASSET FINANCE, INC., a New York corporation (together with its successors and assigns, “Lender”), having an address at 71 S. Wacker Drive, Suite 2800, Chicago, IL  60606.
W I T N E S S E T H  T H A T:

WHEREAS, Borrower is on the date of delivery hereof the holder of a fee simple estate in the parcel or parcels of land described in Schedule 1 hereto (the “Land”) and of the Improvements (as defined below); and
WHEREAS, Lender has made a loan (the “Loan”) to Borrower and Golfview Holdings LLC evidenced by that certain Note as more particularly described below; and
WHEREAS, this Instrument is given by Borrower to secure: (a) the Note dated as of the date hereof (the “Note”) executed by Borrower and Golfview Holdings LLC in the original principal amount of $21,525,000 and with a scheduled maturity date of March 1, 2019, together with any renewals, extensions or modifications thereof; (b) the payment and performance of all obligations of Borrower owed to Lender under the Loan Documents (as defined below), whether now existing or hereafter arising, including, without limitation, any renewal, extension or modification thereof and all future advances and readvances that may subsequently be made to Borrower by Lender under the Loan Documents (collectively, the “Obligations”); (c) the payment and performance of all obligations under any other document or instrument that recites that it is secured hereby, whether now existing or hereafter arising, including, without limitation, any renewal, extension or modification thereof; and (d) the payment and performance of all obligations of Borrower or Guarantor owed to Lender, whether now existing or hereafter arising ((a) through (d) are referred to herein as the “Secured Obligations”); and
WHEREAS, as a condition precedent to Lender making the Loan, Borrower is required to execute and deliver this Instrument for the benefit of Lender to secure the payment and performance of the Secured Obligations; and
WHEREAS, Borrower has duly authorized the execution, delivery and performance of this Instrument.
G R A N T:
NOW, THEREFORE, for and in consideration of the premises, and of the mutual covenants herein contained, and in order to induce Lender to make the Loan to Borrower, and in order to secure the full, timely and proper payment and performance of and compliance with each and every one of the Secured Obligations, Borrower hereby irrevocably grants, bargains, sells, mortgages, warrants, aliens, demises, releases, hypothecates, pledges, assigns, transfers, conveys and grants a security interest in and to Trustee, in trust, WITH THE POWER OF SALE, all of Borrower's estate, right, title and interest, if any, now or hereafter arising, in and to the following (collectively, the “Collateral”):
(a)    Premises. The Land, together with all tenements, rights, easements, hereditaments, rights of way, privileges, liberties, appendages and appurtenances now or hereafter belonging or in anywise pertaining to the Land (including, without limitation, all rights relating to storm and sanitary sewer, water, gas, electric, railway and telephone services); all development rights, air rights, riparian rights, water, water rights, water stock, all rights in, to and with respect to any and all oil, gas, coal, minerals and other substances of any kind or character underlying or relating to the Land and any interest therein; any street, road, highway or alley, vacated or other, adjoining the Land or any part thereof; all strips and gores belonging, adjacent or pertaining to the Land; and any after‑acquired title to any of the foregoing (collectively, the “Premises”);
(b)    Improvements. All buildings, structures and other improvements and any additions and alterations thereto or replacements thereof, now or hereafter built, constructed or located upon the Premises; and all furnishings, fixtures, fittings, appliances, apparatus, equipment, machinery, building and construction materials and other articles of property of every kind and nature whatsoever, now or hereafter affixed or attached to, erected on or used in connection with the operation of the Premises or such buildings, structures and other improvements, including, without limitation, all partitions, furnaces, boilers, oil burners, radiators and piping, plumbing and bathroom fixtures, refrigeration, heating, ventilating, air conditioning and sprinkler systems, other fire prevention and extinguishing apparatus and materials, vacuum cleaning systems, gas and electric fixtures, incinerators, compactors, elevators, engines, motors, generators and all other articles of property that are considered fixtures under applicable law (collectively together with all additions and accessions thereto and all replacements and substitutions thereof, the “Improvements”; the Premises and the Improvements are collectively referred to herein as the “Property”);
(c)    Leases. All leases, licenses, occupancy agreements, concessions and other arrangements, oral or written, now existing or hereafter entered into (including, without limitation, the leases listed on Schedule 3 hereto), whereby any person agrees to pay money or any other consideration for the use, possession or occupancy of, or any estate in, the Property or any portion thereof or interest therein (collectively, the “Leases”);
(d)    Permits and Approvals. To the extent assignable under applicable law, all permits, franchises, licenses, approvals and other authorizations respecting the use, occupation or operation of the Property or any part thereof and respecting any business or other activity conducted on or from the Property, and any product or proceed thereof or therefrom, including, without limitation, all building permits, certificates of occupancy and other licenses, permits and approvals issued by governmental authorities having jurisdiction;
(e)    Rents. All rents, issues, profits, royalties, avails, income, proceeds and other benefits derived or owned, directly or indirectly, by Borrower from the Collateral, including, without limitation, all rents and other consideration payable by Tenants, claims against guarantors, any guaranties with respect to any Tenant's obligations under any Lease and any cash or other securities deposited to secure performance by Tenants, under the Leases (collectively, “Rents”);
(f)    Plans. To the extent assignable under applicable law, all plans, specifications, contracts and agreements relating to the design or construction of the Improvements, any payment, performance, or other bond provided in connection with the design or construction of the Improvements, all contracts, agreements and purchase orders with contractors, subcontractors, suppliers and materialmen incidental to the design or construction of the Improvements, all other contracts and agreements pertaining to or affecting the Property, including, without limitation, all options or contracts to acquire other property for use in connection with operation or development of the Property and management contracts, service or supply contracts with respect to the Property;
(g)    Trademarks and Trade Names. All trademarks, trade names, symbols, assumed names, and other rights and interest in and to the name and marks used by Borrower in connection with the Property, together with the goodwill associated therewith;
(h)    Deposits. Any moneys on deposit with or for the benefit of Lender in connection with any of the Collateral, including deposits for the payment of real estate taxes, public assessments and repairs;
(i)    Claims. All claims, demands, judgments, insurance proceeds, awards of damages and settlements hereafter made resulting from the taking of the Property or any portion thereof under the power of eminent domain, or for any damage (whether caused by such taking, by casualty or otherwise) to the Property or any portion thereof;
(j)    Other Rights. All other property and rights of Borrower relating to any of the foregoing; and
(k)    Addition; Replacements; Proceeds. All additions, accessions, replacements, substitutions, proceeds and products of the property, tangible and intangible, described herein.
AND, without limiting any of the other provisions of this Instrument, Borrower expressly grants to Lender, as secured party, a security interest in all of those portions of the Collateral that are or may be subject to the UCC provisions applicable to secured transactions; and
TO HAVE AND TO HOLD the Collateral unto Trustee for the benefit of Lender.
PROVIDED, HOWEVER, that nothing contained herein shall create an obligation on the part of Lender to make future advances or readvances to Borrower; and
PROVIDED, FURTHER, that the total amount of the Secured Obligations and advances at any one time secured hereby shall in no event exceed $21,525,000, plus interest thereon and all charges and expenses of collection incurred by Lender, including court costs and attorneys' fees and expenses and advancements for taxes, insurance premiums, public assessments and repairs, if any; and
FURTHER to secure the full, timely and proper payment and performance of the Secured Obligations, Borrower hereby covenants and agrees with and warrants to Trustee for the benefit of Lender as follows:
ARTICLE I
DEFINITIONS
The following terms shall have the following meanings for all purposes of this Instrument, and capitalized terms used herein but not defined herein shall have the meanings ascribed to such terms in the Note:
“Business Day” means any day on which Lender is open for business and is neither a Saturday nor Sunday nor a legal holiday on which banks are authorized or required to be closed in New York, New York or Chicago, Illinois.

“Change of Control” means a change in control of Borrower or Guarantor, including, without limitation, a change in control resulting from direct or indirect transfers of voting stock or partnership, membership or other ownership interests, whether in one or a series of transactions. “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of Borrower or Guarantor, and a Change of Control shall occur if any of the following occurs: (a) any person or group (as such term is used in Section 13(d)(3) of the Exchange Act) acquires, after the date of this Instrument, the beneficial ownership directly or indirectly, of 50% or more of the voting power of the total outstanding stock or other ownership interests of Borrower or Guarantor or (b) Guarantor ceases to own 100% of the outstanding membership interests of Borrower.
“Default” means any Event of Default or any condition, occurrence or event that, after notice or lapse of time or both, would constitute an Event of Default.
“Environmental Indemnity Agreement” means the Environmental Indemnity Agreement dated as of the date hereof executed by Borrower for the benefit of Lender, and any amendment or supplement thereto.
“Environmental Laws” means (i) all Federal Toxic Waste Laws, (ii) all local, State or foreign laws, statutes, regulations, or ordinances analogous to any of the Federal Toxic Waste Laws and (iii) all other federal, State or local laws (including any common law, consent decrees and administrative orders), statutes, regulations or ordinances regulating, permitting, prohibiting or otherwise restricting the placement, discharge, release, generation, treatment or disposal upon or into any environmental media of any substance, pollutant, contaminant or waste that is now or hereafter classified or considered to be hazardous or toxic; “Environmental Laws” shall also include any and all amendments to any of (i), (ii) or (iii).
“Event of Default” has the meaning set forth in Section 4.01.
“Federal Toxic Waste Laws” means any federal law or implementing regulation regulating any substance, matter, material, waste, contaminant or pollutant, the generation, storage, disposal, handling, release, treatment, discharge or emission of which is regulated, prohibited or limited, including, without limitation: (i) the Resource Conservation and Recovery Act, as amended by the Hazardous and Solid Waste Amendments of 1984, as now or hereafter amended (42 U.S.C. Section 6901 et seq.), (ii) the Comprehensive Environmental Response, Compensation and Liability Act, as amended by the Superfund Amendments and Reauthorization Act of 1986, as now or hereafter amended (42 U.S.C. Section 9601 et seq.), (iii) the Clean Water Act, as now or hereafter amended (33 U.S.C. Section 1251 et seq.), (iv) the Toxic Substances and Control Act, as now or hereafter amended (15 U.S.C. Section 2601 et seq.) and (v) the Clean Air Act, as now or hereafter amended (42 U.S.C. Section 7401 et seq.).
“GAAP” means generally accepted accounting principles in the United States applied on a consistent basis.
“Guarantor” means The Ensign Group, Inc., a Delaware corporation.
“Guaranty” means the Guaranty of even date herewith executed by Guarantor for the benefit of Lender, pursuant to which, among other things, Guarantor has guaranteed the payment and performance obligations of Borrower under the Loan Documents.
“Hazardous Material” means (a) any “hazardous substance” as defined by Environmental Laws, (b) any hazardous waste” as defined by Environmental Laws, (c) any petroleum product including, without limitation, waste oil, used oil or wastewater containing petroleum product, (d) any asbestos or material containing asbestos and (e) any pollutant or contaminant or hazardous, dangerous or toxic chemical, material or substance within the meaning of any Environmental Law relating to or imposing liability or standards of conduct.
“Impositions” has the meaning set forth in Section 2.04.
“Indemnified Liabilities” has the meaning set forth in Section 2.12.
“Indemnified Parties” has the meaning set forth in Section 2.12.
“Loan Documents” means, collectively, this Instrument, the Note and each other instrument or document executed or delivered pursuant to or in connection with this Instrument and the other Loan Documents, including, without limitation, any instrument or agreement given to evidence or further secure the Obligations.
“Material Adverse Effect” means a material adverse effect on (a) the business, assets, operations, properties or financial condition of Borrower or Guarantor, (b) the ability of Borrower to perform or pay its Obligations or any material indebtedness in accordance with the terms thereof, (c) the ability of Guarantor to perform its obligations under the Guaranty, (d) Lender's Lien on the Collateral or the priority of such Lien or (e) the validity or enforceability of any Loan Document or the rights and remedies available to Lender under any Loan Document.
“Permitted Exceptions” means the exceptions set forth in Schedule 2 hereto.
“Property” has the meaning set forth in the granting clause.
“Premises” has the meaning set forth in the granting clause.
“Release” means a “release” or “threatened release” as such terms are defined in Environmental Laws of a Hazardous Material.
“Rents” has the meaning set forth in the granting clause.
“State” means the State of California.
“Taking” has the meaning set forth in Section 3.02.
“Tenant” means any tenant of the Property, and its successors and assigns.
“UCC” means the Uniform Commercial Code as enacted in the State.
ARTICLE II

COVENANTS AND AGREEMENTS OF BORROWER

Section 2.01. Payment and Performance of Obligations. Borrower agrees that it will duly and punctually pay and perform or cause to be paid and performed each of the Secured Obligations at the time and in accordance with the terms specified in the Loan Documents.

Section 2.02. Title to Collateral. Borrower represents and warrants to Lender that:

(a)as of the date hereof and at all times hereafter while this Instrument is outstanding, Borrower is and shall be the sole, absolute owner and holder of the fee simple estate in the Property and the absolute owner of the legal and beneficial title to all other property included in the Collateral, subject in each case only to this Instrument and Permitted Exceptions;

(b)Borrower has good and lawful right, power and authority to execute this Instrument and to convey, transfer, assign, mortgage and grant a security interest in the Collateral, all as provided herein;

(c)this Instrument has been duly executed, acknowledged and delivered on behalf of Borrower, all consents and other actions required to be taken by the officers, directors, shareholders, managers and partners, as the case may be, of Borrower have been duly and fully given and performed and this Instrument constitutes the legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms; and

(d)Borrower, at its expense, will and hereby does warrant and defend to Lender and any purchaser under the power of sale herein or at any foreclosure sale such title to the Collateral (as described in subsection (a) of this Section) and the first mortgage lien and first priority perfected security interest of this Instrument thereon and therein against all claims and demands and will maintain, preserve and protect such Lien (as defined below) and will keep this Instrument a valid, first mortgage lien of record on and a first priority perfected security interest in the Collateral, subject only to the Permitted Exceptions.

(e)Borrower has duly paid in full all fees, premiums and other charges due in connection with (i) the recording of this Instrument and the issuance of a loan policy or policies of title insurance in form and amount satisfactory to Lender naming Lender as the insured, insuring the title to and the first lien of this Instrument on the Property with endorsements reasonably requested by Lender and (ii) a survey of the Property in form and substance acceptable to Lender and title insurer.

Section 2.03. Title Insurance. All proceeds received by and payable to Lender for any loss under any loan policy or policies of title insurance delivered to Lender shall be the property of Lender and shall be applied by Lender in accordance with the provisions of Section 3.03 or 3.04, as applicable.

Section 2.04. Impositions. Borrower will pay or cause to be paid all taxes, insurance premiums, assessments, water and sewer rates, ground rents, fees and other charges (collectively, the “Impositions”) that at any time may be assessed, levied, confirmed or imposed or that may become a Lien upon the Collateral, or any portion thereof, or that are payable with respect thereto, prior to delinquency, before any fine, penalty or interest may be added for non‑payment and before the commencement of any action to foreclose any Lien against all or any portion of the Collateral with respect thereto. Borrower will deliver to Lender, upon request, copies of official receipts or other satisfactory proof evidencing such payments. Borrower shall not be entitled to any credit against the Secured Obligations by reason of the payment of any Imposition.

Upon the occurrence of an Event of Default (hereinafter defined), and at Lender's sole option at any time thereafter, Borrower shall pay in addition to each monthly payment under the Note, one-twelfth of the Impositions payable during each year (as estimated by Lender in its sole discretion), to be held by Lender without interest to Borrower, for the payment of such obligations. If the amount of such additional payments held by Lender (the “Funds”) at the time of the annual accounting thereof shall exceed the amount deemed necessary by Lender to provide for the payment of Impositions as they fall due, such excess shall be at Borrower's option, either repaid to Borrower or credited to Borrower on the next monthly installment or installments of Funds due. If at any time the amount of the Funds held by Lender shall be less than the amount deemed necessary by Lender to pay Impositions as they fall due, Borrower shall pay to Lender any amount necessary to make up the deficiency within 30 days after notice from Lender to Borrower requesting payment thereof. Lender may apply, in any amount and in any order as Lender shall determine in Lender's sole discretion, any Funds held by Lender at the time of application (i) to pay Impositions which are now or will hereafter become due or (ii) as a credit against the Secured Obligations. Upon payment in full of the Secured Obligations, Lender shall refund to Borrower any Funds held by Lender.
Section 2.05. Liens. Borrower will not directly or indirectly create or permit or suffer to be created or to remain, and will promptly discharge or cause to be discharged, any deed of trust, mortgage, encumbrance or charge on, pledge of, security interest in or conditional sale or other title retention agreement with respect to or any other lien on or in the Collateral or any part thereof or the interest of Borrower or Lender therein (herein, “Liens”), or any proceeds or Rents or other sums arising therefrom other than Permitted Exceptions.
Section 2.06. Compliance with Instruments. Borrower, at its expense, will promptly comply with all rights of way or use, privileges, franchises, servitudes, licenses, easements, tenements, hereditaments and appurtenances forming a part of the Collateral and all instruments creating or evidencing the same, in each case, to the extent compliance therewith is required of Borrower under the terms thereof. Borrower will not terminate, forfeit or materially amend rights afforded to Borrower under any such instruments, without the prior written consent of Lender.
Section 2.07. Maintenance and Repair. Subject to ordinary wear and tear, Borrower will keep or cause to be kept all presently and subsequently erected or acquired Improvements and the sidewalks, curbs, vaults and vault space, if any, located on or adjoining the same, and the streets and the ways adjoining the same, in good and substantial order and repair and in such a fashion that the value and utility of the Collateral will not be materially diminished, and, at its sole cost and expense, will promptly make or cause to be made all necessary and appropriate repairs, replacements and renewals thereof, whether interior or exterior, structural or nonstructural, ordinary or extraordinary, foreseen or unforeseen, so that its business carried on in connection therewith may be properly conducted at all times. All repairs, replacements and renewals shall be equal or greater in quality and class to the original Improvements. Borrower, at its expense, will do or cause to be done all shoring of foundations and walls of any building or other Improvements on the Premises and (to the extent permitted by law) of the ground adjacent thereto, and every other act necessary or appropriate for the preservation and safety of the Property by reason of or in connection with any excavation or other building operation upon the Premises and upon any adjoining property, whether or not Borrower shall be required to take such action or be liable for failure to do so.
Section 2.08. Alterations, Additions. Borrower shall not make or cause to be made any alterations of and additions to the Property or any part thereof without prior written consent of Lender, which consent shall not be unreasonably withheld; provided, however, that Borrower may make (a) nonstructural additions to the Property costing less than $1,000,000 per year without Lender's consent so long as such additions do not diminish the value of the Property and (b) and the additions described on Schedule 4 attached hereto. If Lender consents to any alterations or additions to the Property, such alterations or additions shall be made at Borrower's sole expense by a licensed contractor and according to the plans and specifications approved by Lender and subject to any other conditions required by Lender. Any work commenced on the Property shall be diligently completed, shall be of good workmanship and materials and shall comply with the terms of this Instrument. Upon the completion of any alterations or additions, Borrower shall promptly provide Lender with (i) evidence of full payment to all laborers, materialmen contributing to the alterations or additions, (ii) an architect's certificate certifying the alterations conform to the plans and specification approved by Lender, (iii) a certificate of occupancy (if such alterations or additions require the issuance thereof) and (iv) any other documents or information reasonably requested by Lender.
Section 2.09. Acquired Property Subject to Lien. All right, title and interest of Borrower in and to all alterations, improvements, substitutions, restorations and replacements of, and all additions and appurtenances to, the Property hereafter acquired by Borrower, whether such property is acquired by exchange, purchase, construction or otherwise, shall forthwith become subject to the Lien of this Instrument without further action on the part of Borrower or Lender. Upon the request of Lender, Borrower, at its expense, will execute and deliver (and will record and file as provided herein) an instrument or document supplemental to this Instrument satisfactory in substance and form to Lender, whenever such an instrument or document is necessary under applicable law to subject to the Lien of this Instrument all right, title and interest of Borrower in and to all property provided or required by this Instrument to be subject to the Lien hereof.
Section 2.10. Assignment of Rents and Leases.

(a)    The assignment, grant and conveyance of the Leases, Rents and all other rents, income, proceeds and benefits of the Collateral contained in the granting clause of this Instrument shall constitute an absolute, present and irrevocable assignment, grant and conveyance, provided that, until an Event of Default has occurred, a license is hereby given to Borrower to collect, receive and apply Rents, as they become due and payable, but not in advance thereof, and in accordance with all of the other terms, conditions and provisions hereof and of the Leases, contracts, agreements and other instruments with respect to which such payments are made. Upon the occurrence of an Event of Default, such license shall be revoked and shall terminate, immediately and automatically without notice to Borrower or any other person (to the extent permitted by law), and shall not be reinstated upon a cure of such Event of Default without the express written consent of Lender. Such assignment shall be fully effective without any further action on the part of Borrower or Lender, and Lender shall be entitled, at its option, upon the occurrence of an Event of Default hereunder, to collect, receive and apply all Rents and all other rents, income, proceeds and benefits from the Collateral, including all right, title and interest of Borrower in any escrowed sums or deposits or any portion thereof or interest therein, whether or not Lender takes possession of the Collateral or any part thereof. The collection of such amounts by Lender shall in no way waive the right of Lender to foreclose this Instrument in the event of any Event of Default. Nothing contained herein and no exercise of any right or privilege hereunder by Lender shall be construed to constitute Lender as a mortgagee‑in‑possession. All Rents and all other rents, income, proceeds and benefits of the Collateral received by Borrower from or related to the Collateral or any part thereof, from and after the occurrence of an Event of Default, shall be deemed received in trust and shall be turned over to Lender within one Business Day after Borrower's receipt thereof. Borrower further grants to Lender the right, at Lender's option, to:

(i)enter upon and take possession of the Property for the purpose of collecting Rents and all other rents, income, proceeds and other benefits;

(ii)dispossess by the customary summary proceedings any Tenant, purchaser or other person defaulting in the payment of any amount when and as due and payable, or in the performance of any other obligation, under the Leases, contract or other instrument to which said Rents or other rents, income, proceeds or benefits relate;

(iii)let or convey the Collateral or any portion thereof or any interest therein; and

(iv)apply Rents and such other rents, income, proceeds and benefits, after the payment of all necessary fees, charges and expenses, on account of the Secured Obligations in accordance with Section 3.03.

(v)Lender shall be under no obligation to exercise or prosecute any of the rights or claims assigned to it hereunder or to perform or carry out any of the obligations of the lessor under any of the Leases and does not assume any of the liabilities in connection with or arising or growing out of the covenants and agreements of Borrower in the Leases. It is further understood that the assignment granted hereunder shall not operate to place responsibility for the control, care, management or repair of the Property, or parts thereof, upon Lender, nor shall it operate to make Lender liable for the performance of any of the terms and conditions of any of the Leases, or for any waste of the Property by any Tenant under any of the Leases or any other person, or for any dangerous or defective condition of the Property or for any negligence in the management, upkeep, repair or control of the Property resulting in loss or injury or death to any lessee, licensee, employee or stranger.
(b)    Borrower represents, warrants, covenants and agrees with Lender that, other than as set forth on Schedule 3, there are no existing Leases, and Borrower will not enter into any other Lease without the prior written consent of Lender.

(c)    Borrower hereby irrevocably appoints Lender its true and lawful attorney‑in‑fact with power of substitution and with full power for Lender in its own name and capacity or in the name and capacity of Borrower, from and after the occurrence and during the continuance of an Event of Default, to demand, collect, receive and give complete acquittances for any and all Rents accruing from the Property that Lender may deem necessary or desirable in order to collect and enforce the payment of the Rents and to demand, correct, receive, endorse, and deposit all checks, drafts, money orders or notes given in payment of such Rents. Such appointment is coupled with an interest and is irrevocable. Lender shall not be liable for or prejudiced by any loss of any note, checks, drafts, etc., unless such loss shall have been found by a court of competent jurisdiction to have been due to the gross negligence or willful misconduct of Lender. Borrower also hereby irrevocably appoints Lender as its true and lawful attorney‑in‑fact to appear in any state or federal bankruptcy, insolvency, or reorganization proceeding in any state or federal court involving any of the Tenants of the Leases. Lessees of the Property are hereby expressly authorized and directed, from and after service of a notice by Lender to pay any and all amounts due Borrower pursuant to the Leases to Lender or such nominee as Lender may designate in writing delivered to and received by such Tenants, and such Tenants are expressly relieved of any and all duty, liability or obligation to Borrower in respect of all payments so made.

Section 2.11. No Claims Against Lender. Nothing contained in this Instrument shall constitute any consent or request by Lender, express or implied, for the performance of any labor or the furnishing of any materials or other property in respect of the Property or any part thereof, or be construed to permit the making of any claim against Lender in respect of labor or services or the furnishing of any materials or other property or any claim that any Lien based on the performance of such labor or the furnishing of any such materials or other property is prior to the Lien of this Instrument. Borrower shall make all contractors, subcontractors, vendors and other persons dealing with the Property, or with any persons interested therein, take notice of the provisions of this Section.

Section 2.12. Indemnification.

(a)    Whether or not covered by insurance, Borrower hereby assumes responsibility for and agrees to reimburse Lender, its affiliates and its and their respective officers, directors, employees and agents (individually and collectively, the “Indemnified Parties”) for and will indemnify, defend and hold the Indemnified Parties harmless from and against any and all liabilities, obligations, losses, damages, penalties, claims, suits, actions, proceedings, judgments, awards, amounts paid in settlements, debts, diminutions in value, fines, penalties, charges, fees, costs and expenses (including reasonable attorneys' fees and expenses) of whatsoever kind and nature, imposed on, incurred by or asserted against any Indemnified Party that in any way relate to or arise out of any of the Loan Documents, the transactions contemplated thereby and the Collateral, including, without limitation, (i) the selection, manufacture, construction, acquisition, acceptance or rejection of the Collateral, (ii) the ownership of the Collateral, (iii) the delivery, installation, lease, possession, maintenance, use, condition, return or operation of the Collateral, (iv) the condition of the Collateral sold or otherwise disposed of after possession by Borrower, (v) any patent or copyright infringement, (vi) any act or omission on the part of Borrower, Guarantor or any of its or their officers, employees, agents, contractors, lessees, licensees or invitees, (vii) any misrepresentation or inaccuracy in any representation or warranty of Borrower or Guarantor, or a breach of Borrower or Guarantor of any of its covenants or obligations under any of the Loan Documents, (viii) any claim, loss, cost or expense involving alleged damage to the environment relating to the Collateral , including, without limitation, investigation, removal, cleanup and remedial costs, (ix) any personal injury, wrongful death or property damage arising under any statutory or common law or tort law theory, including, without limitation, damages assessed for the maintenance of a private or public nuisance or for the conducting of an abnormally dangerous activity on or near the Collateral, (x) any past, present or threatened injury to, or destruction of, the Collateral, including, without limitation, costs to investigate and assess such injury or damage, (xi) any administrative process or proceeding or judicial or other similar proceeding (including, without limitation, any alternative dispute resolution process and any bankruptcy proceeding) in any way connected with any matter addressed in any of the Loan Documents, (xii) any use, non‑use or condition of the Property or any part thereof or the adjoining sidewalks, curbs, vaults and vault spaces, if any, streets, alleys or ways, (xiii) performance of any labor or services or the furnishing of any materials or other property in respect of the Collateral or any part thereof made or suffered to be made by or on behalf of Borrower or any Tenant, (xiv) any work in connection with any alterations, changes, new construction or demolition of or additions to the Property or (xv)(A) any Hazardous Materials on, in, under or affecting all or any portion of the Property, the groundwater, or any surrounding areas, (B) any violation or claim of violation by Borrower or any Tenant of any Environmental Laws or (C) the imposition of any Lien for damages caused by or the recovery of any costs for the cleanup of Hazardous Materials or any Release.

(b)    If any action or proceeding be commenced, to which action or proceeding the Indemnified Parties are made a party by reason of the execution of this Instrument or the Loan Documents, or in which it becomes necessary to defend or uphold the Lien of this Instrument, all sums paid by the Indemnified Parties, for the expense of any litigation to prosecute or defend the rights and Lien created hereby or otherwise, shall be paid by Borrower to such Indemnified Parties, as the case may be, as hereinafter provided. Borrower will pay and save the Indemnified Parties harmless against any and all liability with respect to any intangible personal property tax or similar imposition of the State or any subdivision or authority thereof now or hereafter in effect, to the extent that the same may be payable by the Indemnified Parties in respect of this Instrument or any Secured Obligation.

(c)    All amounts payable to the Indemnified Parties under this Section shall be deemed indebtedness secured by this Instrument, and any such amounts that are not paid within 30 days after written demand therefor by any Indemnified Party shall bear interest at the highest Default Rate from the date of such demand. In case any action, suit or proceeding is brought against the Indemnified Parties by reason of any such occurrence, Borrower, upon request of such Indemnified Parties, will, at Borrower's expense, resist and defend such action, suit or proceeding or cause the same to be resisted or defended by counsel designated by Lender. The obligations of Borrower under this Section shall survive any satisfaction, discharge or reconveyance of this Instrument and payment in full of the Obligations. If and to the extent that the foregoing undertaking may be unenforceable for any reason, Borrower hereby agrees to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities that is permissible under applicable law.

Section 2.13. Hazardous Materials. Borrower covenants and agrees that (a) the Collateral shall be kept free of Hazardous Materials, except for those Hazardous Materials reasonably necessary for the operation of the Property and customarily employed in the ordinary course of businesses similar to the business conducted at the Property and that are used, stored, transported and disposed of in accordance with all applicable Environmental Laws; (b) Borrower shall comply with, and ensure compliance by all persons on the Property with, all Environmental Laws relating to all or any part of the Collateral; (c) Borrower shall keep the Collateral free and clear of any liens imposed pursuant to such Environmental Laws; (d) Borrower shall conduct and complete all investigations, studies, sampling and testing, and all remedial actions necessary to clean up and remove any Hazardous Materials from the Property in accordance with the recommendations contained in any reports issued in connection with such investigations, studies, sampling and testing and in accordance with all applicable Environmental Laws' and (e) Borrower shall cause compliance by all Tenants and sub‑tenants on the Property with Borrower's covenants and agreements contained in this Section. Borrower shall immediately notify Lender of any investigation, demand, or claim affecting the Property made by any third party.

Section 2.14. Right of Lender To Require Appraisal. Following the occurrence of an Event of Default (other than an Event of default that has been waived in writing by Lender or confirmed as having been cured in writing by Lender), Lender shall have the right, from time to time during the term of this Instrument, to obtain one or more fair market value appraisals of the Property from one or more MAI certified appraisers in such form as is satisfactory to Lender. The cost of any such appraisal(s) shall be paid by Borrower.

Section 2.15. Instrument as UCC Security Agreement and Fixture Filing. This Instrument shall constitute a security agreement, a financing statement and a fixture filing pursuant to the UCC for any of the items specified herein as part of the Collateral that, under applicable law, may be subject to a security interest pursuant to the UCC. The Collateral includes goods that are or are to become fixtures. Borrower agrees that Lender may file this Instrument, or a reproduction thereof, in the real estate records or other appropriate index as a fixture filing or other financing statement for any of the items specified above as part of the Collateral. Any reproduction of this Instrument or of any other security agreement or financing statement shall be sufficient as a financing statement.

Section 2.16. Additional Representations, Warranties and Covenants. Borrower represents, warrants and covenants for the benefit of Lender, as follows:

(a)    Borrower is a limited liability company duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization. Borrower is in good standing and is duly licensed or qualified to transact business in the State and in each other jurisdiction where the nature of its business requires such qualification, except for those jurisdictions in which the failure to qualify could not reasonably be expected to have a Material Adverse Effect. Borrower's exact legal name is as set forth on the execution page hereof.

(b)    Borrower has full power and authority and holds all requisite governmental licenses, permits and other approvals to (i) enter into and perform its obligations under this Instrument, the Note and each other Loan Document to which it is a party and to own its property, (ii) use the Collateral and (iii) conduct its business substantially as currently conducted by it, except as to clause (iii) where the failure to hold such licenses, permits and approvals could not reasonably be expected to have a Material Adverse Effect.

(c)    This Instrument, the Note and the other Loan Documents to which it is a party have been duly authorized,

executed and delivered by Borrower and constitute legal, valid and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms, except to the extent limited by bankruptcy, reorganization or other laws of general application relating to or effecting the enforcement of creditors' rights.

(d)    The execution and delivery of this Instrument, the Note and the other Loan Documents, the consummation of the transactions contemplated hereby and thereby and the fulfillment of the terms and conditions hereof and thereof do not and will not violate any law, rule, regulation or order, conflict with or result in a breach of any of the terms or conditions of the articles of organization or operating agreement of Borrower or of any corporate restriction or of any agreement or instrument to which Borrower is now a party and do not and will not constitute a default under any of the foregoing or result in the creation or imposition of any liens, charges or encumbrances of any nature upon any of the property or assets of Borrower other than Liens in favor of Lender.

(e)    The authorization, execution, delivery and performance of this Instrument, the Note and the other Loan Documents by Borrower do not require submission to, approval of, or other action by any governmental authority or agency, except for such action that has been duly obtained or taken and is in full force and effect.

(f)There is no action, suit, proceeding, claim, inquiry or investigation, at law or in equity, before or by any court, regulatory agency, public board or body pending or, to the best of Borrower's knowledge, threatened against or affecting Borrower or Guarantor (other than those described in Guarantor's public filings with the Securities and Exchange Commission (“SEC”)), challenging Borrower's or Guarantor's authority to enter into this Instrument, the Note or any of the other Loan Documents or any other action wherein an unfavorable ruling or finding would adversely affect the enforceability of this Instrument, the Note or any of the other Loan Documents, or could reasonably be expected to have a Material Adverse Effect.

(g)Borrower is in compliance with all laws, rules, regulations and orders of governmental authorities applicable to it and its properties except to the extent the non-compliance with which could not reasonably be expected to have a Material Adverse Effect.

(h)Borrower has heretofore furnished to Lender the financial statements of Borrower and Guarantor for their fiscal year ended December 31, 2009 and the unaudited financial statement of Borrower and Guarantor and for the nine months ended September 30, 2010 and those statements fairly present the financial condition of Borrower and Guarantor, if any, on the dates thereof and the results of its operations and cash flows for the periods then ended and were prepared in accordance with GAAP. Since the date of the most recent financial statements, there has been no material adverse change in the business, properties or condition (financial or otherwise) of Borrower or Guarantor. Except as disclosed in the Financial Statements or the notes thereto, neither Borrower nor Guarantor, as of the Closing Date, has or will have any liabilities, contingent or otherwise, that could reasonably be expected to have a Material Adverse Effect.

(i)Borrower has paid or caused to be paid, and will pay (after giving effect to any grace periods for which no penalties are incurred), to the proper authorities when due all federal, state and local taxes required to be withheld by it. Borrower has filed, and will pay, all federal, state and local tax returns which are required to be filed, and Borrower has paid or caused to be paid to the respective taxing authorities all taxes as shown on said returns or on any assessment received by it to the extent such taxes have become due, except any such taxes or charges which are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP have been set aside on its books.

(j)For purposes of Section 9-307 of the UCC, Borrower is and will remain located in the State. Borrower's residence for federal income tax purposes is located at its address specified in the preamble to this Instrument. Borrower has authorized Lender to file financing statements that are sufficient when filed to perfect the security interests created pursuant to this Instrument and the other Loan Documents. When such financing statements are filed in the offices noted therein, Lender will have a valid and perfected security interest in the Collateral that constitutes personal property, subject to no other Lien.

(k)None of the Collateral constitutes a replacement of, substitution for or accessory to any property of Borrower subject to a lien of any kind.

(l)Except where any failure could not reasonably be expected to result in a Material Adverse Effect, Borrower has obtained all permits, licenses and other authorizations which are required under all Environmental Laws at Borrower's facilities or in connection with the operation of its business. Except where any failure could not reasonably be expected to result in a Material Adverse Effect, Borrower and all activities of Borrower at its facilities comply with all Environmental Laws and with all terms and conditions of any required permits, licenses and authorizations applicable to Borrower with respect thereto. Except where any failure could not reasonably be expected to result in a Material Adverse Effect, Borrower is also in compliance with all limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables contained in Environmental Laws or contained in any plan, order, decree, judgment or notice of which Borrower is aware. Borrower is not aware of, nor has Borrower received notice of, any events, conditions, circumstances, activities, practices, incidents, actions or plans which may interfere with or prevent continued compliance with, or which may give rise to any liability under, any Environmental Laws.

(m)All factual information heretofor or contemporaneously furnished by or on behalf of Borrower or Guarantor in writing to Lender for purposes of or in connection with this Instrument or any transaction contemplated hereby is, and all other such factual information hereafter furnished by or on behalf of Borrower or Guarantor to Lender will be, true and correct in all material respects on the date as of which such information is dated or certified, and such information is not, or shall not be, as the case may be, incomplete by omitting to state any material fact necessary to make such information not misleading.

(n)Neither Borrower nor Guarantor is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying “margin stock.” None of the proceeds of the Loan will be used for the purpose of, or be made available by Borrower or Guarantor in any manner to any other person to enable or assist such person in, directly or indirectly purchasing or carrying “margin stock”. Terms for which meanings are provided in F.R.S. Board Regulation T, U or X or any regulations substituted therefor, as from time to time in effect, are used in this subsection with such meanings.

(o)Neither Borrower nor Guarantor is an “investment company” nor a “company controlled by an investment company” within the meaning of the Investment Company Act of 1940, as amended, or a “holding company,” or a “subsidiary company” of a “holding company,” or an “affiliate” of a “holding company” or of a “subsidiary company” of a “holding company,” within the meaning of the Public Utility Holding Company Act of 1935, as amended.

(p)Borrower and Guarantor are solvent and will not be rendered insolvent by the Loan Documents or the transactions contemplated thereby and, after giving effect to such transactions, neither Borrower nor Guarantor will be left with an unreasonably small amount of capital with which to engage in its business, and neither Borrower or Guarantor intends to incur, or believes that it has incurred, debts beyond its ability to pay as they mature. Neither Borrower nor Guarantor contemplates the commencement of insolvency, bankruptcy, liquidation or consolidation proceedings or the appointment of a receiver, liquidator, conservator, trustee or similar official in respect of Borrower or Guarantor or any of their assets. Neither Borrower nor Guarantor is entering into the transactions contemplated by the Loan Documents with any intent to hinder, delay or defraud any of Borrower's or Guarantor's creditors.

(q)Borrower shall deliver to Lender each of the following:

(i)as soon as possible and in any event within three Business Days after the occurrence of a Default, an Event of Default or an event which could reasonably be expected to result in a Material Adverse Effect, a statement of Borrower setting forth reasonably detailed information regarding such Default, Event of Default or event and the action that Borrower has taken and proposes to take with respect thereto;

(ii)promptly after the commencement thereof, notice in writing of all litigation and of all proceedings before any governmental or regulatory agency affecting Borrower, Guarantor or any of their subsidiaries which seek a monetary recovery against Borrower in excess of $1,000,000 or against Guarantor in excess of $5,000,000;

(iii)promptly upon knowledge thereof, notice of any loss, theft or destruction of or material damage to, any accident involving any, and any action, suit or proceeding relating to, Collateral having a value in excess of $1,000,000 (whether in one occurrence or in aggregate);

(iv)promptly after the amending thereof, copies of any and all amendments to any of its articles of organization or operating agreement; and

(v)promptly upon knowledge thereof, notice of the violation by Borrower or Guarantor of any law, rule or regulation applicable to Borrower or Guarantor, which violation could reasonably be expected to have a Material Adverse Effect.

(r)Borrower and each of its subsidiaries shall comply in all material respects with all governmental rules and regulations and all other applicable laws, rules, regulations and orders, including, without limitation, all Environmental Laws.

(s)Borrower will keep books and records that accurately reflect in all material respects all of its business affairs and transactions. Borrower will, and will cause Guarantor to, permit Lender or any of its representatives (including outside auditors), at reasonable times and intervals (but, absent the occurrence of an Event of Default, not to exceed two times in any fiscal year), to visit all of its offices, to discuss its financial matters with its officers and independent public accountant (and Borrower hereby authorizes such independent accountant to discuss Borrower's financial matters with Lender or its representatives whether or not any representative of Borrower is present) and to examine (and, at the expense of Borrower, copy extracts from) books or other corporate records (including computer records). If Lender exercises its rights under this subsection following the occurrence of an Event of Default (other than an Event of default that has been waived in writing by Lender or confirmed as having been cured in writing by Lender), Borrower shall pay any fees of such independent accountant incurred in connection therewith. Borrower shall not be required to cause Guarantor to comply with the foregoing for any period that Guarantor is subject to regulation by the SEC.

(t)Borrower shall permit Lender to make or cause to be made reasonable entries upon the Property to inspect the interior and exterior thereof. Except in case of emergency or upon an Event of Default, such inspection shall be with two Business Days' prior notice.

Section 2.17. Additional Negative Covenants. So long as the Loan shall remain unpaid, Borrower agrees that:

(a)    Borrower will not, and will not permit any of its subsidiaries to, form or acquire any subsidiary, enter into any merger, consolidation, reorganization, or recapitalization, or reclassify its capital stock, or liquidate, wind up, or dissolve itself (or suffer any liquidation or dissolution), or, other than in the ordinary course of its business, convey, sell assign, lease, transfer, or otherwise dispose of, in one transaction or series of transactions, all or any substantial part of its property or assets.

(b)    Borrower will not, and will not permit any of its subsidiaries to, sell, transfer, lease, contribute or otherwise convey or dispose of (in each case in one transaction or series of transactions), or grant options, warrants or other rights with respect to (in each case in one transaction or series of related transactions), or agree to do any of the foregoing with respect to, all or any part of the Collateral.

(c)    Borrower will not change its location for purposes of Section 9-307 of the UCC or its name in any manner that could make any financing statement filed in connection with any Loan Document seriously misleading within the meaning of Section 9-506 of the UCC or any similar statute, unless it shall have given Lender at least 30 days' prior written notice thereof.

ARTICLE III

INSURANCE; DAMAGE, DESTRUCTION OR TAKING

Section 3.01. Insurance.

(a)    Borrower will, at its expense, maintain or cause to be maintained with insurance carriers approved by Lender insurance with respect to the Collateral in such amounts and against such insurable hazards as Lender from time to time may require, including, without limitation the following (and with respect to liability insurance specified in subsection (ii), for a period of two years following indefeasible payment in full of the Loan: (i) “all risk” property and fire insurance in an amount not less than the full replacement value of the Property (with a deductible not to exceed $10,000), naming Lender under a lender's loss payable endorsement as mortgagee and loss payee and including agreed amount, inflation guard, replacement cost and waiver of subrogation endorsements; (ii) general liability insurance in an amount not less than $1,000,000 per claim and on a claims-made basis, insuring against personal injury, death and property damage and naming Lender as additional insured, with all such insurance primary and non-contributory for Lender; (iii) business interruption insurance or rent‑loss insurance, as applicable, covering loss of rental or other income (including all expenses payable by Tenants) for up to 12 months; (iv) boiler and machinery coverage for mechanical and electrical failure; (v) flood hazard insurance if the Property is located in an area designated by the Federal Emergency Management Act if and to the extent that the Property is located within an area that has been or is hereafter designated or identified as an area having special flood hazards by the Department of Housing and Urban Development or such other official as shall from time to time be authorized by federal or state law to make such designation pursuant to any national or state program of flood insurance, Borrower shall carry flood insurance with respect to the Property in amounts not less than the maximum limit of coverage then available with respect to the Property or the amount of the Obligations, whichever is less; (vi) worker's compensation insurance to the full extent required by applicable law for all employees of Borrower engaged in any work on or about the Property and employer's liability insurance with a limit of not less than $1,000,000 for each occurrence; (vii) earthquake insurance; and (viii) such other types of insurance or endorsements to existing insurance as may be required from time to time by Lender in accordance with its standard commercial lending practices. Borrower agrees that if Borrower shall change insurers at any time during the term of the Loan or within two years thereof, Borrower shall purchase a “prior acts” endorsement from the insurer or shall purchase an “extended reporting” endorsement to continue coverage from the current insurer.

(b)    All insurance maintained by Borrower pursuant to Section 3.01(a) shall (i) (except for worker's compensation insurance) name Lender as additional insured and/or loss payee, as applicable, (ii) (except for worker's compensation and public liability insurance) provide that the proceeds for any losses shall be adjusted by Borrower subject to the approval of Lender and from and after the occurrence of an Event of Default shall be payable to Lender, to be held and applied as provided in Section 3.03, (iii) include effective waivers by the insurer of all rights of subrogation against any named insured, the indebtedness secured by this Instrument and the Collateral and all claims for insurance premiums against Lender, (iv) provide that any losses shall be payable notwithstanding (A) any act, failure to act or negligence of or breach of warranties, declarations or conditions contained in such policy by any named insured, (B) the occupation or use of the Property for purposes more hazardous than permitted by the terms thereof, (C) any foreclosure or other action or proceeding taken by Trustee or Lender pursuant to any provision of this Instrument or (D) any change in title or ownership of the Property, (v) provide that no cancellation, reduction in amount or material change in coverage thereof or any portion thereof shall be effective until at least 30 days after receipt by Lender of written notice thereof, (vi) provide that any notice under such policies shall be simultaneously delivered to Lender and (vii) be reasonably satisfactory in all other respects to Lender. Any insurance maintained pursuant to Section 3.01 may be evidenced by blanket insurance policies covering the Property and other properties or assets of Borrower, provided that any such policy shall specify the portion, if less than all, of the total coverage of such policy that is allocated to the Property and shall in all other respects comply with the requirements of Section 3.01. Borrower's obligation to maintain insurance coverage in accordance with the terms hereof shall not be construed to limit the amount of indemnification or insurance proceeds available to Lender.

(c)    Borrower will deliver to Lender, promptly upon request, the certificates of insurance and, if requested by Lender, copies of all policies (certified by the issuer of such policies as being true and accurate copies of the original policies), evidencing all insurance required to be maintained under Section 3.01(a) (or, in the case of blanket policies, certificates thereof by the insurers together with a counterpart of each blanket policy). Borrower will also deliver to Lender not later than 30 days prior to the expiration of any policy a binder or certificate of the insurer evidencing the replacement thereof; provided that if Borrower does not deliver such replacement insurance at least 30 days prior to such expiration, failure to deliver such replacement insurance shall not be an Event of Default hereunder unless and until the existing insurance actually lapses so long as Borrower complies with each of the following: (i) Borrower has delivered notice to Lender at least 30 days prior to such expiration that Borrower is unable to deliver such replacement insurance at least 30 days prior to such expiration; (ii) Borrower provides evidence reasonably acceptable to Lender that Borrower is using best efforts to obtain such replacement insurance; and (iii) Borrower provides evidence reasonably acceptable to Lender that Borrower has a good faith belief that such replacement insurance will be obtained prior to expiration of the existing insurance.

(d)    Borrower will not take out separate insurance concurrent in form or contributing in the event of loss with that required to be maintained pursuant to Section 3.01.

Section 3.02. Damage, Destruction or Taking; Notice; Assignment of Awards. In case of any damage to or destruction of the Collateral or any material part thereof or any taking, whether for permanent or temporary use, of all or any part of the Collateral or any interest therein or right accruing thereto, as the result of or in anticipation of the exercise of the right of condemnation or eminent domain (a “Taking”), or the commencement of any proceedings or negotiations that may result in a Taking, Borrower will promptly give written notice thereof to Lender, generally describing the nature and extent of such damage, destruction or Taking and Borrower's best estimate of the cost of restoring the Collateral, or the nature of such proceedings or negotiations and the nature and extent of the Taking that might result therefrom, as the case may be. Lender shall be entitled to all insurance proceeds payable on account of such damage or destruction and to all awards or payments allocable to the Collateral on account of such Taking, and Borrower hereby irrevocably assigns, transfers and sets over to Lender all rights of Borrower to any such proceeds, awards or payments and irrevocably authorizes and, in the event Borrower has not filed for such proceeds by the first to occur of (i) 10 Business Days prior to the expiration of the applicable time for such filing or (ii) 30 days after damage to the Collateral or any Taking, empowers Lender, at its option, in the name of Borrower or otherwise, to file and prosecute what would otherwise be Borrower's claim for any such proceeds, award or payment and to collect, receipt for and retain the same for disposition in accordance with Section 3.03 or Section 3.04, as applicable. Borrower will pay all reasonable costs and expenses, if any, incurred by Lender in connection with any such damage, destruction or Taking and seeking and obtaining any insurance proceeds, awards or payments in respect thereof.

Section 3.03. Application of Insurance Proceeds. (a) Subject to Sections 3.03(b) and 3.04, Lender may, from and after the occurrence of an Event of Default, in its sole discretion, apply all amounts recovered under any insurance policy required to be maintained by Borrower hereunder in any one or more of the following ways:

(i)to the payment of the reasonable costs and expenses incurred by Trustee or Lender in obtaining any such insurance proceeds or awards, including the fees and expenses of attorneys and insurance and other experts and consultants, the costs of litigation, arbitration, mediation, investigations and other judicial, administrative or other proceedings and all other out‑of‑pocket expenses;

(ii)to the payment of any Secured Obligation;

(iii)to fulfill any of the other covenants contained herein or in any other Loan Document, in accordance therewith as Lender may determine after the occurrence of a Default or an Event of Default;

(iv)to Borrower for application to the cost of restoring or replacing the Collateral destroyed, damaged or taken; or

(v)to Borrower.

(b)    Notwithstanding the provisions of subsection (a) of this Section to the contrary (but subject to the provisions of Section 3.04), if each of the following conditions is satisfied, Borrower shall apply insurance proceeds received by it to the restoration or replacement of the Collateral, to the extent necessary for the restoration or replacement thereof:
(i)    there shall then exist no uncured Default or Event of Default; and
(ii)    Borrower shall furnish to Lender a certificate of an architect or engineer reasonably acceptable to Lender stating (A) that the Collateral is capable of being restored, prior to the maturity of the Note, to substantially the same condition as existed prior to the casualty, (B) the insurance proceeds are sufficient for such restoration and (C) the restoration or replacement is reasonably capable of being fully completed by no later than six months prior to the latest Maturity Date for the Note.
(c)    In the event that such insurance proceeds are to be utilized in the restoration or replacement of the Collateral, Borrower shall use such amounts for such restoration or replacement. In the event that, after the restoration or replacement of the Collateral, any insurance proceeds shall remain, such amount shall be retained by Borrower.
(d)    If, prior to the receipt by Borrower of such insurance proceeds, the Collateral shall have been sold on foreclosure, Lender shall have the right to receive said insurance proceeds to the extent of any deficiency found to be due upon such sale, with legal interest thereon, but only to the extent of a deficiency judgment sought or recovered or denied, and the reasonable attorneys' fees, costs and disbursements incurred by Lender in connection with the collection of such proceeds.
Section 3.04. Taking and Total Destruction. If all or any part of the Property is lost, stolen, destroyed or damaged beyond repair (and the Property is not fully replaced to Lender's satisfaction) or a Taking shall occur, Lender shall apply all amounts recovered under any insurance policy referred to in Section 3.01(a) and all awards received by it on account of any such Taking as follows:

(a)    first, to the payment of the reasonable costs and expenses incurred by Lender in obtaining any such insurance proceeds or awards, including the fees and expenses of attorneys and insurance and other experts and consultants, the costs of litigation, arbitration, mediation, investigations and other judicial, administrative or other proceedings and all other out‑of‑pocket expenses;

(b)    second, to the payment of any Secured Obligation;

(c)    third, to fulfill any of the other covenants contained herein or in the Loan Documents in accordance with such Loan Documents as Lender may determine after the occurrence of a Default or an Event of Default; and

(d)    fourth, the balance, if any, to Borrower.

ARTICLE IV

EVENTS OF DEFAULT; REMEDIES

Section 4.01. Events of Default. Each of the following shall constitute an “Event of Default” under this Instrument:

(a)    The occurrence of an “Event of Default” as defined in the Note or in any other Loan Document.

(b)    The attachment of any Lien on any portion of the Collateral other than Permitted Exceptions.

(c)    Failure of Borrower to maintain insurance as required by Section 3.01.

(d)    Borrower, Guarantor or any Tenant shall be or become insolvent, or admit in writing its inability to pay its debts as they mature, or make an assignment for the benefit of creditors; or any Borrower, Guarantor or any Tenant shall apply for or consent to the appointment of any receiver, trustee or similar officer for it or for all or any substantial part of its property; or such receiver, trustee or similar officer shall be appointed without the application or consent of Borrower, Guarantor or any Tenant; or Borrower, Guarantor or any Tenant shall institute (by petition, application, answer, consent or otherwise) any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, dissolution, liquidation or similar proceeding relating to it under the laws of any jurisdiction; or any such proceeding shall be instituted (by petition, application or otherwise) against Borrower, Guarantor or any Tenant.

(e)    Borrower shall fail to perform any of its obligations under Section 2.02, 2.05 or 2.17;

(f)    Borrower shall default in the due performance and observance of any other agreement contained herein or in any other Loan Document (other than items set forth elsewhere in this Section 4.01), and such default shall continue unremedied for a period of 30 days after Borrower has actual knowledge thereof or has received notice by Lender thereof.

(g)    The occurrence of an event of default or a breach or default, after the passage of all applicable notice and cure or grace periods provided therefor, under any other Mortgage (as defined in the Note), under any other Loan Document or any other similar agreement between or among (i) Borrower or Guarantor and (ii) Lender or any of its affiliates or subsidiaries;

(h)    The occurrence of a default or an event of default (however defined) under any instrument, agreement or other document evidencing or relating to any indebtedness or other monetary obligation of Borrower, Guarantor or any of its or their affiliates or subsidiaries having a principal amount (including, without limitation, the amount of any outstanding letters of credit), individually or in the aggregate, in excess of $20,000,000.

(i)    Any judgment or order for the payment of money (not paid or fully covered by insurance maintained in accordance with the requirements of this Instrument and as to which the relevant insurance company has acknowledged coverage) which could reasonably be expected to result in a Material Adverse Effect shall be rendered against Borrower or Guarantor that remains undischarged, unvacated, unbounded or unstayed for a period of 60 days.

(j)    Guarantor shall repudiate, purport to revoke or fail to perform any of Guarantor's obligations under the Guaranty.

(k)    Any representation or warranty made by Borrower or Guarantor in any Loan Document or in any other document executed in connection herewith was untrue in any material respect when made.

(l)    The occurrence of any Change in Control.

(m)    Subject to Section 4.20, any of the Leases shall terminate.

(n)    Subject to Section 4.20, the occurrence of an event of default or a breach or default (however defined), after the passage of all applicable notice and cure or grace periods provided therefor, under any of the Leases.

Section 4.02. Acceleration. Following the occurrence of an Event of Default (other than an Event of default that has been waived in writing by Lender or confirmed as having been cured in writing by Lender) described in subsection (d) of Section 4.01, all of the outstanding principal amount of the Secured Obligations shall be due and payable, whereupon the full unpaid amount of such Secured Obligations which shall be so declared due and payable shall be and become immediately due and payable, without presentment, notice of dishonor, protest or further notice of any kind, all of which are hereby expressly waived by Borrower. Following the occurrence of any other Event of Default (other than an Event of default that has been waived in writing by Lender or confirmed as having been cured in writing by Lender), Lender may, by notice to Borrower, declare all or any portion of the outstanding principal amount of the Secured Obligations to be due and payable, whereupon the full unpaid amount of the Loan and other Secured Obligations which shall be so declared due and payable shall be and become immediately due and payable, without presentment, notice of dishonor, protest or further notice of any kind, all of which are hereby expressly waived by Borrower. Borrower will pay on demand all costs and expenses, including, without limitation, reasonable attorneys' fees and expenses of one counsel, incurred by or on behalf of Lender in enforcing this Instrument, the Secured Obligations or the Loan Documents or occasioned by any Event of Default hereunder or thereunder.

Section 4.03. Legal Proceedings; Foreclosure. If an Event of Default shall have occurred (other than an Event of default that has been waived in writing by Lender or confirmed as having been cured in writing by Lender), Lender at any time may, at Lender's sole discretion, proceed at law or in equity or otherwise to enforce the payment of the Obligations and the Trustee shall have the right to foreclose the Lien of this Instrument as against all or any part of the Collateral and to have the same sold under the judgment or decree of a court of competent jurisdiction. Lender and/or Trustee shall be entitled to recover in such proceedings all costs incident thereto, including, without limitation, reasonable attorneys' fees and expenses in such amounts as may be fixed by the court.

Section 4.04. Power of Sale. If an Event of Default shall have occurred (other than an Event of default that has been waived in writing by Lender or confirmed as having been cured in writing by Lender), the Trustee or Lender may (as permitted by law), at Lender's sole discretion, sell, assign, transfer and deliver the whole or, from time to time, any part of the Collateral, or any interest in any part thereof, at any private sale or at public auction, with or without demand, advertisement or notice, for cash, on credit or for other property, for immediate or future delivery, and for such price or prices and on such terms as Trustee may determine, or as may be required by law. Without limiting the authority granted in the immediately preceding sentence, Trustee shall, without demand on Borrower, after the lapse of such time as may then be required by law, and notice of default and notice of sale having been given as then required by law, sell the Collateral on the date and at the time and place designated in the notice of sale, either as a whole or in separate parcels and in such order as Trustee may determine, but subject to any statutory right of Borrower to direct the order in which such property, if consisting of several known lots, parcels or interests, shall be sold, at public auction to the highest bidder, the purchase price payable in lawful money of the United States at the time of sale. Trustee, or the one conducting the sale may, for any cause deemed expedient, postpone the sale from time to time until it shall be completed and, in every such case, notice of postponement shall be given by public declaration thereof by such person at the time and place last appointed for the sale; provided that, if the sale is postponed for longer than 10 days beyond the day designated in the notice of sale, notice of sale and notice of the time, date and place of sale shall be given in the same manner as the original notice of sale. Trustee shall execute and deliver to the purchaser at any such sale a deed conveying the property so sold, but without any covenant or warranty, express or implied. The recitals in such deed of any matters or facts shall be conclusive proof of the truthfulness thereof. Any person, including Lender, may bid at the sale.

Section 4.05. Deficiency. In the event of any foreclosure, to the extent permitted by applicable law, Lender will be entitled to a judgment which will provide that if the foreclosure sale proceeds are insufficient to satisfy the judgment, execution may issue for any amount by which the unpaid balance of the Secured Obligations exceeds the net sale proceeds payable to Lender.

Section 4.06. UCC Remedies. If an Event of Default shall have occurred (other than an Event of default that has been waived in writing by Lender or confirmed as having been cured in writing by Lender), Lender may exercise from time to time and at any time any rights and remedies available to it under applicable law upon default in the payment of indebtedness, including, without limitation, any right or remedy available to it as a secured party under the UCC. Borrower shall, promptly upon request by Lender, assemble the Collateral, or any portion thereof generally described in such request, and make it available to Lender at such place or places designated by Lender and reasonably convenient to Lender. If Lender elects to proceed under the UCC to dispose of portions of the Collateral, Lender, at its option, may give Borrower notice of the time and place of any public sale of any such property, or of the date after which any private sale or other disposition thereof is to be made, by sending notice by registered or certified first class mail, postage prepaid, to Borrower at least 10 days before the time of the sale or other disposition. If any notice of any proposed sale, assignment or transfer by Lender of any portion of the Collateral or any interest therein is required by law, Borrower conclusively agrees that 10 days' notice to Borrower of the date, time and place thereof is reasonable.

Section 4.07. Trustee Authorized To Execute Deeds. Borrower irrevocably appoints Trustee (which appointment is coupled with an interest) the true and lawful attorney of Borrower, in its name and stead and on its behalf, for the purpose of effectuating any sale, assignment, transfer or delivery for the enforcement hereof, whether pursuant to power of sale, foreclosure or otherwise in connection with enforcing this Instrument after the occurrence of an Event of Default (other than an Event of default that has been waived in writing by Lender or confirmed as having been cured in writing by Lender), to execute and deliver all such deeds, bills of sale, assignments, releases and other instruments as may be designated in any such request.

Section 4.08. Purchase of Collateral by Lender. Lender may be a purchaser of the Collateral or of any part thereof or of any interest therein at any sale thereof, whether pursuant to power of sale, foreclosure or otherwise, and Lender may apply to the purchase price thereof the Secured Obligations.

Section 4.09. Receipt a Sufficient Discharge to Purchaser. Upon any sale of the Collateral or any part thereof or any interest therein, whether pursuant to power of sale, foreclosure or otherwise, the receipt of Trustee or the officer making the sale under judicial proceedings shall be a sufficient discharge to the purchaser for the purchase money, and such purchaser shall not be obliged to see to the application thereof.

Section 4.10. Waivers. To the fullest extent Borrower may lawfully do so, Borrower hereby agrees with Lender as follows:
(a)    Borrower will not at any time, insist on, plead, claim or take the benefit or advantage of any statute or rule of law now or hereafter in force providing for any appraisement, valuation, stay, extension, moratorium or redemption, or of any statute of limitations, and Borrower, for itself and its heirs, devises, representatives, successors and assigns, and for any and all persons ever claiming an interest in the Property (other than Lender) hereby, to the extent permitted by applicable law, waives and releases all rights of redemption, valuation, appraisement, notice of intention to mature or declare due the whole of the Indebtedness, and all rights to a marshaling of the assets of Borrower, including the Property, or to a sale in inverse order of alienation, in the event of foreclosure of the liens and security interests created hereunder. In the event of foreclosure pursuant to the provisions hereof, Lender may, at Lender's option, obtain an appraisal of the Property and any funds expended by Lender for such propose shall become indebtedness of Borrower to Lender secured by this Instrument and shall be paid by Borrower to Lender within 10 days of demand.

(b)    Borrower shall not have or assert any right under any statute or rule of law pertaining to any of the matters set forth in this Section 4.10, to the administration of estates of decedents or to any other matters whatsoever to defeat, reduce or affect any of the rights or remedies of Trustee and Lender hereunder, including the rights of Trustee and/or Lender hereunder to a sale of the Property for the collection of the Secured Obligations without any prior or different resort for collection, or to the payment of the Indebtedness out of the proceeds of sale of the Property in preference to any other person.

(c)    If any statute or rule of law referred to in this Section 4.10 and now in force, of which Borrower or any of its representatives, successors or assigns and such other persons claiming any interest in the Property might take advantage despite this Section 4.10, shall hereafter be repealed or cease to be in force, such statute or rule of law shall not thereafter be deemed to preclude the application of this Section 4.10.

(d)    Borrower shall not be relieved of its obligation to pay the Secured Obligations at the time and in the manner provided herein and in the other Loan Documents, nor shall the lien or priority of this Instrument or any other Loan Documents be impaired by any of the following actions, non‑actions or indulgences by Trustee or Lender:

(i)    any failure or refusal by Trustee or Lender to comply with any request by Borrower (X) to consent to any action by Borrower or (Y) to take any action to foreclose this Instrument or otherwise enforce any of the provisions hereof or of the other Loan Documents;

(ii)    any release, regardless of consideration, of the whole or any part of the Property or any other security for the Indebtedness or any person liable for payment of the Indebtedness;

(iii)    any waiver by Lender of compliance by Borrower with any provision of this Instrument or the other Loan Documents, or consent by Lender to the performance by Borrower of any action which would otherwise be prohibited thereunder, or to the failure by Borrower to take any action which would otherwise be required hereunder or thereunder; and

(iv)    any agreement or stipulation between Trustee or Lender and Borrower, or, with or without Borrower's consent, between Trustee or Lender and any subsequent owner or owners of the Property or any other security for the Secured Obligations, renewing, extending or modifying the time of payment or the terms of this Instrument or any of the other Loan Documents (including a modification of any interest rate), and in any such event Borrower shall continue to be obligated to pay the Indebtedness at the time and in the manner provided herein and in the other Loan Documents, as so renewed, extended or modified, unless expressly released and discharged by Lender.

(e)    Regardless of consideration, and without the necessity for any notice to or consent by the holder of any subordinate lien, encumbrance, right, title or interest in or to the Property, Lender may release any person at any time liable for the payment of the Indebtedness or any portion thereof or any part of the security held for the Indebtedness and may extend the time of payment or otherwise modify the terms of this Instrument or of any of the Loan Documents, including a modification of the interest rate payable on the principal balance of the Note, without in any manner impairing or affecting this Instrument, as so extended and modified, as security for the Secured Obligations under any such subordinate lien, encumbrance, right, title or interest. Lender may resort for the payment of the Secured Obligations to any other security held by Lender (or any trustee for the benefit of Lender) in such order and manner as Lender in its discretion, may elect. Lender may take or cause to be taken action to recover the Indebtedness, or any portion thereof, or to enforce any provision hereof or of the other Loan Documents without prejudice to the right of Lender thereafter to foreclose or cause to be foreclosed this Instrument. Lender shall not be limited exclusively to the right and remedies herein stated but shall be entitled to every additional right and remedy now or hereafter afforded by law or equity. The rights of Trustee and Lender under this Instrument shall be separate, distinct and cumulative and none shall be given effect to the exclusion of the others. No act of Trustee and/or Lender shall be construed as an election to proceed under any one provision herein to the exclusion of any other provision.

Section 4.11. Obligations to Become Due on Sale. Upon any sale of the Collateral or any portion thereof or interest therein by virtue of the exercise of any remedy by Lender or Trustee under or by virtue of this Instrument, whether pursuant to power of sale, foreclosure or otherwise in accordance with this Instrument or by virtue of any other remedy available at law or in equity or by statute or otherwise, at the option of Lender, all Secured Obligations shall, if not previously declared due and payable, immediately become due and payable, together with interest accrued thereon and all other indebtedness secured by this Instrument.

Section 4.12. Application of Proceeds of Sale and Other Moneys. The proceeds of any sale of the Collateral or any part thereof or any interest therein under or by virtue of this Instrument, whether pursuant to power of sale, foreclosure or otherwise, and all other moneys at any time held by Lender or Trustee as part of the Collateral, shall be applied as follows:

FIRST, fees, expenses or indemnities to enforce this Instrument or then due to Lender or Trustee;
SECOND, to pay Secured Obligations in respect of any other fees, expenses or indemnities then due to Lender;
THIRD, to pay interest due in respect of the Loan;
FOURTH, to pay the principal outstanding with respect to the Loan;
FIFTH, to the payment of all other Secured Obligations; and
SIXTH, to Borrower.
Section 4.13. Appointment of Receiver. If an Event of Default shall have occurred (other than an Event of default that has been waived in writing by Lender or confirmed as having been cured in writing by Lender), Lender shall, as a matter of right and without regard to the adequacy of any security for the Secured Obligations secured hereby or the solvency of Borrower, be entitled to the appointment of a receiver for all or any part of the Collateral, whether such receivership be incidental to a proposed sale of the Collateral or otherwise, and Borrower hereby consents to the appointment of such a receiver and will not oppose any such appointment.

Section 4.14. Possession, Management and Income. If an Event of Default shall have occurred (other than an Event of default that has been waived in writing by Lender or confirmed as having been cured in writing by Lender), in addition to, not in limitation of, the rights and remedies provided in Section 2.10, Lender, upon five days' notice to Borrower, may enter upon and take possession of the Collateral or any part thereof by force, summary proceeding, ejectment or otherwise and may remove Borrower and all other persons and any and all property therefrom and may hold, operate, maintain, repair, preserve and manage the same and receive all earnings, income, Rents, issues and proceeds accruing with respect thereto or any part thereof. Lender shall be under no liability for or by reason of any such taking of possession, entry, removal or holding, operation or management.

Section 4.15. Right of Lender to Perform Borrower's Covenants. During the continuance of an Event of Default, Lender, without notice to or demand upon Borrower and without waiving or releasing any obligation or Event of Default, may (but shall be under no obligation to) at any time thereafter make such payment or perform such act for the account and at the expense of Borrower, and may enter upon the Collateral for such purpose and take all such action thereon as, in Lender's opinion, may be necessary or appropriate therefor. No such entry and no such action shall be deemed an eviction of any Tenant or other person with the right to use or occupy all or any portion of the Property or any part thereof. After the occurrence of an Event of Default (other than an Event of default that has been waived in writing by Lender or confirmed as having been cured in writing by Lender), all sums so paid by Lender and all costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) so incurred, together with interest thereon at the Default Rate from the date of payment or incurring, shall constitute additional indebtedness secured by this Instrument and shall be paid by Borrower to Lender within 10 days of demand.

Section 4.16. Subrogation. To the extent that Lender, on or after the date hereof, pays any sum due under any provision of any legal requirement or any instrument creating any Lien prior or superior to the Lien of this Instrument, or Borrower or any other person pays any such sum with the proceeds of the Loan evidenced by the Note, Lender shall have and be entitled to a Lien on the Collateral equal in priority to the Lien discharged, and Lender shall be subrogated to, and receive and enjoy all rights and liens possessed, held or enjoyed by, the holder of such Lien, that shall remain in existence and benefit Lender in securing the Obligations.

Section 4.17. Remedies Cumulative. Each right, power and remedy of Lender and Trustee provided for in this Instrument or now or hereafter existing at law or in equity or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power or remedy provided for in this Instrument or the other Loan Documents, or now or hereafter existing at law or in equity or by statute or otherwise, and the exercise or beginning of the exercise by Lender or Trustee of any one or more of the rights, powers or remedies provided for in this Instrument, or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by Lender or Trustee of any or all such other rights, powers or remedies.

Section 4.18. Provisions Subject to Applicable Law. All rights, powers and remedies provided in this Instrument may be exercised only to the extent that the exercise thereof does not violate any applicable provisions of law and are intended to be limited to the extent necessary so that they will not render this Instrument invalid, unenforceable or not entitled to be recorded, registered or filed under the provisions of any applicable law. If any term of this Instrument or any application thereof shall be invalid or unenforceable, the remainder of this Instrument and any other application of such term shall not be affected thereby.

Section 4.19. No Waiver, Compromise of Actions. No failure by Lender to insist upon the strict performance of any term hereof or of any other Loan Documents, or to exercise any right, power or remedy consequent upon a breach hereof or thereof, shall constitute a waiver of any such term or of any such breach. No waiver of any breach shall affect or alter this Instrument, which shall continue in full force and effect with respect to any other then existing or subsequent breach. By accepting payment or performance of any amount or other Secured Obligation before or after its due date, Lender shall not be deemed to have waived its right either to require prompt payment or performance when due of all other amounts payable hereunder and the Secured Obligations or to declare a default for failure to effect such prompt payment. Any action, suit or proceeding brought by Lender pursuant to any of the terms of this Instrument, any Loan Document or otherwise, and any claim made by Lender hereunder or thereunder may be compromised, withdrawn or otherwise dealt with by Lender without any notice to or approval of Borrower.

Section 4.20Provisions with Respect to the Leases. Notwithstanding the provisions of Section 4.01(m) or Section 4.01(n) (each, an “Operator Default”) to the contrary, a termination of any of the Leases or the occurrence of an event of default or a breach or default (however defined), after the passage of all applicable notice and cure or grace periods provided therefor (the “Cure Date”), under any of the Leases shall not constitute and Event of Default hereunder provided that Borrower shall have complied with the each of following conditions (collectively, the “Operator Substitution”) in form and substance satisfactory to Lender:

(a)    Within 45 days of the Cure Date, Borrower shall have entered a new lease (the “New Lease”) with a new tenant (the “New Tenant”) on substantially the same terms as the Lease subject to the Operator Default.

(b)    New Tenant shall be a wholly-owned subsidiary (direct or indirect) of Guarantor.

(c)    New Tenant's management team is substantially the same as Tenant's management team.

(d)    Borrower and New Tenant shall have executed such instruments, agreements and other documents necessary to protect Lender's security interest in and Lien on the Collateral (including, without limitation, a subordination agreement with respect to the New Lease) and to ensure New Tenant's ability to maintain business operations on the Property (including, without limitation, a management agreement with respect to the New Lease.

(e)    Only one Operator Substitution shall be permitted with respect to the Property during the term of the

Loan.
(f)    No Operator Substitution under any other Mortgage (as defined in the Note) shall have been consummated within the 18‑month period immediately preceding the Operator Default.

Upon satisfaction of the foregoing conditions and consummation of the Operator Substitution, the New Lease shall be deemed to be a Lease under this Instrument, and the New Tenant shall be deemed to be a Tenant under this Instrument.
Section 4.21. Additional Provisions as to Remedies.

(a)    Neither Trustee nor Lender shall have any obligation to pursue any rights or remedies they may have under any other agreement prior to pursuing their rights or remedies hereunder or under the other Loan Documents.

(b)    No recovery of any judgment by Trustee or Lender and no levy of an execution upon the Property or any other property of Borrower shall affect, in any manner or to any extent, the lien of this Instrument upon the Property, or any liens, rights, powers or remedies of Trustee or Lender hereunder, and such liens, rights, powers and remedies shall continue unimpaired as before.

(c)    Lender may resort or cause Trustee to resort to any security given by this Instrument or any other security now given or hereafter existing to secure the Secured Obligations, in whole or in part, in such portions and in such order as Lender may deem advisable, and no such action shall be construed as a waiver of any of the liens, rights or benefits granted hereunder.

(d)    Acceptance of any payment after the occurrence of any Event of Default shall not be deemed a waiver or a cure of such Event of Default, and acceptance of any payment less than any amount then due shall be deemed an acceptance on account only.

(e)    In the event that Trustee or Lender shall have proceeded to enforce any right or remedy hereunder by foreclosure, sale, entry or otherwise, and such proceeding shall be discontinued, abandoned or determined adversely for any reason, then Borrower, Trustee and Lender shall be restored to their former positions and rights hereunder with respect to the Property, subject to the lien hereof.

Section 4.22. Environmental Defaults and Remedies. In the event that any portion of the Property is determined to be “environmentally impaired” (as “environmentally impaired” is defined in California Code of Civil Procedure Section 726.5(e)(3)) or to be an “affected parcel” (as “affected parcel” is defined in California Code of Civil Procedure Section 726.5(e)(1)), then, without otherwise limiting or in any way affecting Lender's or Trustee's rights and remedies under this Instrument, Lender may elect to exercise its right under California Code of Civil Procedure Section 726.5(a) to (a) waive its lien on such environmentally impaired or affected parcel portion of the Property and (b) exercise (i) the rights and remedies of an unsecured creditor, including reduction of its claim against Borrower to judgment, and (ii) any other rights and remedies permitted by law. For purposes of determining Lender's right to proceed as an unsecured creditor under California Code of Civil Procedure Section 726.5(a), Borrower shall be deemed to have willfully permitted or acquiesced in a release or threatened release of hazardous materials, within the meaning of California Code of Civil Procedure Section 726.5(d)(1), if the release or threatened release of hazardous materials was knowingly or negligently caused or contributed to by any lessee, occupant or user of any portion of the Property and Borrower knew or should have known of the activity by such lessee, occupant or user which caused or contributed to the release or threatened release. All costs and expenses, including, but not limited to, attorneys' and paralegals' fees and costs and court costs incurred by Lender in connection with any action commenced under this Section 4.22, including any action required by California Code of Civil Procedure Section 726.5(b) to determine the degree to which the Property is environmentally impaired, plus interest thereon at the Default Rate, until paid, shall be added to the Secured Obligations and shall be due and payable to Lender upon its demand made at any time following the conclusion of such action.

Section 4.23. Request for Notice. Pursuant to California Government Code Section 27321.5(b), Borrower hereby requests that a copy of any notice of default and a copy of any notice of sale given pursuant to this Instrument be mailed to Borrower at the address set forth herein above.

Section 4.24. Local Law Provisions. In the event of any conflict between the terms and provisions of any other section of this Instrument, the terms and provisions of this section shall govern and continue.

(a)With or without notice, and without releasing Borrower from any obligation hereunder, to cure any default of Borrower and, in connection therewith, Lender or its agents, acting by themselves or through a court appointed receiver, may enter upon the Premises or any part thereof and perform such acts and things as Lender deems necessary or desirable to inspect, investigate, assess, and protect the security hereof, including without limitation of any of its other rights:

(i)to obtain a court order to enforce Lender's right to enter and inspect the Premises under Section 2929.5 of the California Civil Code, to which the decision of Lender as to whether there exists a release or threatened release of Hazardous Materials in or onto the Premises shall be deemed reasonable and conclusive as between the parties hereto; and

(ii)to have a receiver appointed under Section 564 of the California Code of Civil Procedure to enforce Lender's right to enter and inspect the Premises for Hazardous Materials. All costs and expenses reasonably incurred by Lender with respect to the audits, tests, inspections, and examinations which Lender or its agents or employees may conduct, including the fees of the engineers, laboratories, contractor, consultants, and attorneys, shall be paid by Borrower. All reimbursement costs and expenses incurred by Trustee and Lender pursuant to this subparagraph (including, without limitation, court costs, consultant fees and attorneys' fees, whether incurred in litigation or not and whether before or after judgment) shall be added to the Secured Obligations and shall bear interest at the Default Rate from the date they are incurred until said sums have been paid if not paid within 10 days after demand.

(b)Lender may seek a judgment that Borrower has breached its covenants, representations and/or warranties with respect to the environmental matters set forth in the Environmental Indemnity Agreement or herein, by commencing and maintaining an action or actions in any court of competent jurisdiction for breach of contract pursuant to Section 736 of the California Code of Civil Procedure, whether commenced prior to foreclosure of the Premises, and to seek the recovery of any and all costs, damages, expenses, fees, penalties, fines, judgments, indemnification payments to third parties, and other out-of-pocket costs or expenses actually incurred by Lender (collectively, the “Environmental Costs”) incurred or advanced by Lender relating to the cleanup, remediation or other response action, required by applicable law or to which Lender believes necessary to protect the Premises, it being conclusively presumed between Lender and Borrower that all such Environmental Costs incurred or advanced by Lender relating to the cleanup, remediation, or other response action of or to the Premises were made by Lender in good faith. All Environmental Costs incurred by Lender under this subparagraph (including, without limitation, court costs, consultant fees and attorneys' fees, whether incurred in litigation or not and whether before or after judgment) shall bear interest at the Default Rate from the date of expenditure until said sums have been paid if not paid within 10 days after demand. Lender shall be entitled to bid, at the sale of the Premises, the amount of said costs, expenses and interest in addition to the amount of the other obligations hereby secured as a credit bid, the equivalent of cash.

(c)Borrower acknowledges and agrees that notwithstanding any term or provision contained herein or elsewhere, the Environmental Costs shall be exceptions to any limited recourse or exculpatory provision, and Borrower shall be fully and personally liable for the Environmental Costs hereunder, and such liability shall not be limited to the original principal amount of the obligations secured by this Instrument, and Borrower's Premises or this Instrument. For the purposes of any action brought under this subparagraph, Borrower hereby waives the defense of laches and any applicable statute of limitations.

(d)    Borrower hereby waives all other rights it may now or hereafter have, whether or not similar to any of the foregoing, by reason of laws of the State of California pertaining to sureties, including without limitation all rights and defenses that are or may become available to Borrower by reason of Sections 2787 to 2855, inclusive, 2899, and 3433 of the California Civil Code.

ARTICLE V

MISCELLANEOUS

Section 5.01. Further Assurances; Financing Statements; Recordation.

(a)    Borrower, at its expense, will execute, acknowledge and deliver all such instruments and take all such other action as Lender from time to time may reasonably request in order to further effectuate the purposes of this Instrument and to carry out the terms hereof and to better assure and confirm to Lender its rights, powers and remedies hereunder.

(b)    Notwithstanding any other provision of this Instrument, Borrower hereby agrees that, without notice to or the consent of Borrower, Lender may file with the appropriate public officials such financing statements, continuation statements, amendments and similar documents as are or may become necessary to perfect, preserve or protect the security interest granted by this Instrument.

(c)    Borrower, at its expense, will at all times cause this Instrument and any document, agreement or instrument amendatory hereof or supplemental hereto or thereof (and any appropriate financing statements or other instruments and continuations thereof), and each other document, agreement and instrument delivered in connection with the Loan Documents and intended thereunder to be recorded, registered and filed, to be kept recorded, registered and filed, in such manner and in such places, and will pay all such recording, registration, filing fees, taxes and other charges, and will comply with all such statutes and regulations as may be required by law in order to establish, preserve, perfect and protect the Lien of this Instrument as a valid, first mortgage lien and first priority perfected security interest in the Collateral, subject only to the Permitted Exceptions. Borrower will pay or cause to be paid, and will indemnify Lender in respect of, all taxes and other fees and charges (including interest and penalties) at any time payable in connection with the filing and recording of this Instrument and any and all supplements and amendments hereto.

Section 5.02. Additional Security. Without notice to or consent of Borrower, and without impairment of the Lien and rights created by this Instrument, Lender may accept from Borrower or any other person additional security for the Secured Obligations. Neither the giving of this Instrument nor the acceptance of any such additional security shall prevent Lender from resorting, first, to such additional security, or, first, to the security created by this Instrument, or concurrently to both, in any case without affecting Lender's Lien and rights under this Instrument.

Section 5.03. Provisions Regarding Trustee. Trustee shall not be liable for any error of judgment or act done by Trustee, or be otherwise responsible or accountable under any circumstances whatsoever. Trustee shall not be personally liable in case of entry by it or anyone acting by virtue of the powers herein granted it upon the Collateral for debts contracted or liability or damages incurred in the management or operation of the Collateral. All monies received by Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated in any manner from any other monies (except to the extent required by law) and Trustee shall be under no liability for interest on any monies received by it hereunder. Trustee may resign by giving 30 days' prior written notice of such resignation to Lender. If Trustee shall die, resign or become disqualified from acting, or shall fail or refuse to exercise its powers hereunder when requested by Lender so to do, or if for any reason and without cause Lender shall prefer to appoint a substitute trustee to act instead of the original Trustee named herein, or any prior successor or substitute trustee, Lender shall have full power to appoint a substitute trustee and, if preferred, several substitute trustees in succession who shall succeed to all the estate, rights, powers and duties of the aforenamed Trustee. Upon appointment by Lender and upon recording of the substitution in the land records of Los Angeles County, California, any new Trustee appointed pursuant to any of the provisions hereof shall, without any further act, deed or conveyance, become vested with all the estates, properties, rights, powers and trusts of its predecessor in the rights hereunder with the same effect as if originally named as Trustee herein.

Section 5.04. Notices. All notices, certificates, requests, demands and other communications provided for hereunder or under any Loan Document shall be in writing and shall be (a) personally delivered or (b) sent by overnight courier of national reputation, and shall be deemed to have been given on (i) the date received if personally delivered and (ii) the next Business Day if sent by overnight courier. All communications shall be addressed to the party to whom notice is being given at its address set forth in this Instrument.

Section 5.05. Waivers, Amendments. The provisions of this Instrument may be amended, discharged or terminated only by an instrument in writing executed by Borrower and Lender, and the observance or performance of any provision of this Instrument may be waived, either generally or in a particular instance and either retroactively or prospectively, only by an instrument in writing executed by Lender.

Section 5.06. Governing Law. THIS INSTRUMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO THE CONFLICT‑OF‑LAWS PRINCIPLES THEREOF.

Section 5.07. Successors and Assigns. This Instrument shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that Borrower may not assign or transfer its rights or obligations hereunder without the prior written consent of Lender.

Section 5.08. Waiver of Jury Trial. BORROWER HEREBY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF, DIRECTLY OR INDIRECTLY, THIS INSTRUMENT, ANY OF THE LOAN DOCUMENTS, ANY DEALINGS BETWEEN LENDER AND BORROWER RELATING TO THE

SUBJECT MATTER OF THE TRANSACTIONS CONTEMPLATED BY THIS INSTRUMENT OR ANY RELATED TRANSACTIONS, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED BETWEEN LENDER AND BORROWER. BORROWER ACKNOWLEDGES AND AGREES THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER ENTERING INTO THIS INSTRUMENT AND THE OTHER LOAN DOCUMENTS. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT (INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS). THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS INSTRUMENT, ANY LOAN DOCUMENTS OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE TRANSACTIONS CONTEMPLATED BY THIS INSTRUMENT OR ANY RELATED TRANSACTIONS. IN THE EVENT OF LITIGATION, THIS INSTRUMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

Section 5.09. Time of Essence. Time is of the essence with respect to Borrower's obligations under this Instrument.

Section 5.10. No Offset. Borrower's obligation to make payments and perform all obligations, covenants and warranties under this Instrument and under the other Loan Documents shall be absolute and unconditional and shall not be affected by any circumstance, including without limitation any setoff, counterclaim, abatement, suspension, recoupment, deduction, defense or other right that Borrower or any guarantor may have or claim against Lender or any entity participating in making the loan secured hereby. The foregoing provisions of this section, however, do not constitute a waiver of any claim or demand which Borrower or any guarantor may have in damages or otherwise against Lender or any other person, or preclude Borrower from maintaining a separate action thereon; provided, however, that Borrower waives any right it may have at law or in equity to consolidate such separate action with any action or proceeding brought by Lender.

Section 5.11. Severability. Any provision of this Instrument or other Loan Documents that is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Instrument or such Loan Documents or affecting the validity or unenforceability of such provision in any other jurisdiction.

Section 5.12. Release and Termination. Upon indefeasible payment in full of the principal of and premium, if any, and interest on the Secured Obligations in accordance with the terms of this Instrument, the Note and the other Loan Documents and all other sums payable hereunder and thereunder by Borrower or Guarantor, this Instrument shall automatically terminate and shall be (except as provided herein) null and void and of no further force and effect, and the Collateral shall thereupon be, and be deemed to have been, reconveyed, released and discharged from this Instrument without further notice on the part of either Borrower or Lender, but upon the request of Borrower, Lender, at Borrower's sole cost and expense, shall request Trustee execute a satisfaction release or deed of reconveyance in recordable form and a termination of this Instrument and Trustee shall recovey the Collateral without warranty to the person or persons legally entitled thereto.

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IMPORTANT: READ BEFORE SIGNING. THE TERMS OF THIS INSTRUMENT SHOULD BE READ CAREFULLY BECAUSE ONLY THOSE TERMS IN WRITING ARE ENFORCEABLE. NO OTHER TERMS OR ORAL PROMISES NOT CONTAINED IN THIS WRITTEN CONTRACT MAY BE LEGALLY ENFORCED. YOU MAY CHANGE THE TERMS OF THIS INSTRUMENT ONLY BY ANOTHER WRITTEN AGREEMENT.
IN WITNESS WHEREOF, Borrower has caused this Instrument to be duly executed as of the day and year first above written.

BORROWER:
TROUSDALE HEALTH HOLDINGS LLC,
a Nevada limited liability company

By:	The Ensign Group, Inc., a Delaware corporation, its Sole Member

By: /s/ Gregory K. Stapley
Name: Gregory K. Stapley
Title: Executive Vice President

File No.:
APN No.: 6388-006-023

STATE OF CALIFORNIA            )
) ss.
COUNTY OF __________________        )

On ____________ ___, 2012, before me, ______________________________________________________, Notary Public, personally appeared ______________________________________, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.
WITNESS my hand and official seal.
Signature
This area for official notarial seal.

[EXECUTION PAGE OF COMMERCIAL DEED OF TRUST, SECURITY AGREEMENT,
ASSIGNMENT OF LEASES AND RENTS AND FIXTURE FILING]